UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Value Fund

BNY Mellon U.S. Equity Fund

BNY Mellon Global Stock Fund

BNY Mellon International Stock Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Select Managers Small Cap Value Fund

ANNUAL REPORT November 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through November 30, 2020, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova

Market and Fund Performance Overview

For the 12-month period ended November 30, 2020, BNY Mellon Select Managers Small Cap Value Fund’s Class A shares, Class C shares, Class I shares and Class Y shares at NAV produced total returns of 11.21%, 10.42%, 11.53% and 11.58%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned 0.35% for the same period.2

Small-cap stocks produced gains over the reporting period as markets began to anticipate an economic recovery that is likely with the widespread distribution of COVID-19 vaccines. The fund outperformed the Index, mainly due to strong sector allocation decisions and security selections.

The fund’s board has approved Heartland Advisors, Inc. (Heartland) and Rice Hall James & Associates, LLC (RHJ) as additional subadvisers to the fund, effective on or about September 15, 2020. In addition, with the fund board's approval, BNY Mellon Investment Adviser, Inc., the fund's investment adviser and portfolio allocation manager, has terminated the agreement with Kayne Anderson Rudnick Investment Management, LLC.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index, the fund’s benchmark index. The fund’s portfolio is constructed to have a value tilt.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. We may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

As of September 30, 2020, the fund’s assets will be allocated among six subadvisers – Channing Capital Management, LLC, Eastern Shore Capital Management, Neuberger Berman Investment Advisers LLC, Walthausen & Co. LLC, Heartland and RHJ. The target percentage of the fund’s assets to be allocated over time to the subadvisers is approximately 23% to Channing; 20% to Eastern Shore; 18% to Neuberger Berman; 22% to Walthausen; 15% to Heartland and 2% to RHJ. The portion of the fund’s assets previously allocated to Kayne (approximately 15% of the fund’s assets) will be re-allocated to the other subadvisers over time in accordance with the target amounts noted above. The target percentages of the fund's assets to be allocated to Heartland and RHJ, and any modification to the target percentage of the fund’s assets currently allocated to the other subadvisers, will occur over time. In addition, BNYM Investment Adviser is permitted to adjust those allocations by up to 20% of the fund’s assets without board approval. Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

2

Markets Rebound, Led by Growth Stocks

The reporting period began with the market continuing to benefit from the Federal Reserve’s (the “Fed”) accommodative policy, which had been prompted by concerns about economic growth and corporate earnings. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus. As a result, the Fed reduced the federal funds rate twice in March, bringing the target rate down to 0.00%-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved. Job creation surged, beating economists’ expectations, and markets began to rebound as relief programs took effect, government shutdowns began to ease and hope for a COVID-19 vaccine or effective therapy took hold.

Late in the reporting period, markets benefited from the announcement that one or more COVID-19 vaccines would be available within a few months. Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

Allocations and Security Selections Benefited Fund Performance

The fund’s outperformance versus the Index was mainly the result of successful sector allocation decisions and stock selections by the underlying portfolio managers. In addition, the fund normally has a somewhat more growth-oriented orientation than the benchmark, and this contributed to the fund’s relatively strong performance, as growth stocks outperformed value stocks during the reporting period. The fund’s overweight to the health care sector was the largest positive contributor to performance, followed by a large underweight to the financial sector. In the financial sector, regional banks and insurance companies, in particular, were hurt by the flattening of the yield curve. The fund’s underweight positions in the energy, real estate and utilities sectors also contributed to relative performance. Stock selections were particularly effective in the financials, information technology and industrials sectors.

On the other hand, the fund’s underweight position in the consumer discretionary sector detracted from performance, as this sector rebounded late in the reporting period. Positions in the restaurant and consumer services industries were especially disadvantageous.

An Optimistic Outlook

Our outlook for the coming months reflects ongoing optimism about the economic recovery that is likely to occur as COVID-19 vaccines are distributed. Although the economy could

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

weaken in the meantime as governments continue to address the spread of the virus, the market is likely to look past this to the recovery that could take off in the third quarter of 2021, assisted by supportive fiscal and monetary policy. In addition, although inflation has been quiescent, we will continue to monitor it, particularly as the recovery takes hold.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 31, 2021, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Multi-manager risk means each sub adviser makes investment decisions independently, and it is possible that the investment styles of the sub advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Value Fund with a hypothetical investment of $10,000 in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Value Fund on 11/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Select Managers Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance. The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Select Managers Small Cap Value Fund on 11/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/2020
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/17/08	4.82%	6.66%	8.80%
without sales charge	12/17/08	11.21%	7.93%	9.45%
Class C shares
with applicable redemption charge†	12/17/08	9.42%	7.15%	8.65%
without redemption	12/17/08	10.42%	7.15%	8.65%
Class I shares	12/17/08	11.53%	8.27%	9.81%
Class Y shares	7/1/13	11.58%	8.31%	9.83%††
Russell 2000® Value Index		0.35%	6.83%	8.70%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Value Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.38	$11.62	$5.91	$5.63
Ending value (after expenses)	$1,270.70	$1,266.40	$1,272.60	$1,273.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.56	$10.33	$5.25	$5.00
Ending value (after expenses)	$1,018.50	$1,014.75	$1,019.80	$1,020.05

†Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.04% for Class I and .99% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2020

Description	Shares		Value ($)
Common Stocks - 97.7%
Automobiles & Components - 1.3%
Fox Factory Holding	13,230	[a,b]	1,154,582
Gentherm	3,293	[b]	187,240
LCI Industries	25,085		3,155,191
Thor Industries	1,611		155,478
Visteon	11,315	[b]	1,367,418
Workhorse Group	18,505	[a,b]	469,472
			6,489,381
Banks - 13.1%
Associated Banc-Corp	92,972		1,424,331
BankUnited	62,316		1,776,629
Banner	66,149		2,733,938
Brookline Bancorp	89,956		1,022,799
Bryn Mawr Bank	38,130		1,137,037
Camden National	26,930		925,046
Cathay General Bancorp	4,093		115,627
City Holding	16,330		1,072,718
Columbia Banking System	60,180		1,902,289
Community Bank System	17,915		1,115,209
CVB Financial	31,080		590,209
Dime Community Bancshares	4,369		63,132
Enterprise Financial Services	3,045		103,560
Essent Group	61,640		2,703,531
F.N.B.	15,781		139,346
Federal Agricultural Mortgage, Cl. C	1,998		135,265
First Bancorp	40,900		1,283,442
First Financial	26,220		992,951
First Horizon	7,539		92,127
Glacier Bancorp	36,204		1,476,037
Great Southern Bancorp	24,120		1,107,108
Great Western Bancorp	6,692		109,950
Heartland Financial USA	28,912		1,126,990
Hope Bancorp	12,396		117,514
Independent Bank	102,024		6,900,903
Lakeland Financial	22,150		1,124,998
NBT Bancorp	29,330		878,434
OceanFirst Financial	51,090		805,689
Old National Bancorp	78,465		1,242,101
PacWest Bancorp	43,050		1,001,343
Pinnacle Financial Partners	19,242		1,042,147
Renasant	91,064		2,811,146
Seacoast Banking Corp. of Florida	92,166	[b]	2,328,113

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Banks - 13.1% (continued)
Sterling Bancorp	70,070		1,119,719
Stock Yards Bancorp	20,565		819,310
Synovus Financial	100,644		3,177,331
TCF Financial	42,256		1,419,801
Texas Capital Bancshares	35,642	[b]	1,992,388
TriCo Bancshares	26,990		884,192
Triumph Bancorp	26,289	[b]	1,194,572
Walker & Dunlop	26,695		2,135,867
Washington Trust Bancorp	16,750		658,610
WesBanco	26,900		770,147
Wintrust Financial	88,817		4,839,638
WSFS Financial	72,695		2,771,860
			63,185,094
Capital Goods - 14.0%
AerCap Holdings	41,700	[b]	1,532,892
Alamo Group	906		122,962
Albany International, Cl. A	25,950		1,778,353
Allied Motion Technologies	20,078		814,564
Altra Industrial Motion	33,415		1,896,635
Ameresco, Cl. A	23,710	[b]	1,056,280
Astec Industries	23,109		1,340,322
AZZ	27,990		1,248,074
Babcock & Wilcox Enterprises	57,792	[b]	242,726
Bloom Energy, Cl. A	47,500	[a,b]	1,164,700
Chart Industries	13,380	[b]	1,382,957
Colfax	5,307	[a,b]	191,477
Comfort Systems USA	10,265		517,253
Curtiss-Wright	1,208		139,234
Donaldson	15,628		832,035
EMCOR Group	12,850		1,107,413
Enerpac Tool Group	105,022		2,351,442
EnerSys	9,225		754,697
ESCO Technologies	10,294		1,018,077
GATX	4,800	[a]	382,848
Great Lakes Dredge & Dock	117,684	[b]	1,328,652
Griffon	46,830		976,405
Hexcel	14,850		735,372
Hillenbrand	94,100		3,525,927
Hyster-Yale Materials Handling	14,042		772,872
ITT	12,810		930,390
John Bean Technologies	22,411	[a]	2,477,760
Kennametal	159,492	[a]	5,580,625
Kratos Defense & Security Solutions	49,472	[b]	1,047,322

10

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Capital Goods - 14.0% (continued)
Lydall	38,400	[b]	1,052,160
Mercury Systems	10,690	[b]	761,342
Miller Industries	27,780		927,574
Moog, Cl. A	10,300		796,808
MSC Industrial Direct, Cl. A	8,875		739,465
Mueller Industries	25,910		848,812
Oshkosh	5,995		482,598
Park Aerospace	37,074		471,952
Plug Power	48,915	[a,b]	1,290,867
Regal Beloit	943		112,255
Resideo Technologies	130,443	[b]	2,411,891
Rexnord	114,332		4,288,593
Simpson Manufacturing	9,925		912,108
SiteOne Landscape Supply	9,050	[b]	1,249,805
Spirit AeroSystems Holdings, Cl. A	18,510		629,340
SPX	56,491	[b]	2,894,034
SPX FLOW	64,558	[b]	3,459,018
Systemax	17,200		529,244
Teledyne Technologies	2,640	[b]	997,762
Textainer Group Holdings	62,210	[b]	1,145,908
The Shyft Group	38,730		1,004,269
TPI Composites	22,625	[b]	910,204
Triton International	22,130		1,001,604
Twin Disc	21,620	[b]	132,963
Valmont Industries	5,200		847,496
Welbilt	61,700	[b]	583,065
			67,731,403
Commercial & Professional Services - 4.4%
ABM Industries	15,060		579,810
ASGN	11,955	[b]	934,642
Brady, Cl. A	38,983		1,722,269
CBIZ	7,294	[b]	176,661
Clean Harbors	12,200	[b]	882,914
Covanta Holding	62,540		775,496
Deluxe	41,125		1,058,557
Harsco	242,687	[b]	4,113,545
Heritage-Crystal Clean	44,880	[b]	864,838
Herman Miller	5,009		178,521
HNI	24,360		888,166
KAR Auction Services	65,790		1,187,509
Kelly Services, Cl. A	47,760		977,170
McGrath RentCorp	28,050		1,785,102
MSA Safety	19,639		2,934,852

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Commercial & Professional Services - 4.4% (continued)
Stericycle	32,900	[b]	2,317,476
			21,377,528
Consumer Durables & Apparel - 3.3%
Acushnet Holdings	31,791		1,198,521
Brunswick	15,415		1,150,576
Carter's	1,387		123,429
Cavco Industries	4,070	[b]	732,641
Deckers Outdoor	3,020	[b]	768,862
Helen of Troy	5,587	[a,b]	1,128,518
Installed Building Products	8,875	[b]	877,028
KB Home	37,595		1,323,344
M.D.C. Holdings	8,170		394,366
M/I Homes	10,170	[b]	462,227
Malibu Boats, Cl. A	17,405	[b]	991,911
PVH	15,003		1,192,588
Ralph Lauren	19,342		1,658,576
Tapestry	36,130		1,023,202
Tempur Sealy International	53,600	[b]	1,350,184
Vista Outdoor	28,910	[b]	596,413
Wolverine World Wide	33,965		980,230
			15,952,616
Consumer Services - 3.6%
Boyd Gaming	91,249		3,512,174
Brinker International	54,083		2,710,099
Frontdoor	32,725	[b]	1,549,201
International Game Technology	93,910	[a]	1,182,327
Marriott Vacations Worldwide	37,408		4,763,160
OneSpaWorld Holdings	328,615	[a]	2,904,957
SeaWorld Entertainment	18,800	[b]	524,520
			17,146,438
Diversified Financials - 3.8%
Aaron's Holdings	2,276		143,229
Artisan Partners Asset Management, Cl. A	95,912		4,316,040
B Riley Financial	74,734		2,700,887
Cohen & Steers	17,645		1,248,737
Evercore, Cl. A	1,455		132,303
FirstCash	27,397		1,759,983
Focus Financial Partners, Cl. A	60,925	[b]	2,413,239
Stifel Financial	79,339		5,498,192
			18,212,610
Energy - 1.2%
ChampionX	104,423	[b]	1,240,545

12

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Energy - 1.2% (continued)
CNX Resources	55,490	[b]	522,161
Devon Energy	44,100		616,959
Dril-Quip	12,100	[b]	343,882
Forum Energy Technologies	3,900	[a,b]	52,260
Geopark	6,646	[a]	60,678
ION Geophysical	18,624	[a,b]	35,199
Oil States International	27,500	[b]	122,100
Patterson-UTI Energy	37,000		159,470
Renewable Energy Group	15,495	[b]	899,950
Southwestern Energy	269,220	[b]	837,274
TETRA Technologies	111,390	[b]	90,304
World Fuel Services	28,759		817,331
			5,798,113
Food & Staples Retailing - .5%
BJ's Wholesale Club Holdings	25,930	[b]	1,062,871
Casey's General Stores	4,530		823,010
The Andersons	22,320		507,334
			2,393,215
Food, Beverage & Tobacco - 3.0%
Calavo Growers	1,712		122,631
Darling Ingredients	75,941	[b]	3,666,432
Lancaster Colony	5,855		991,427
Landec	110,370	[b]	1,142,329
Sanderson Farms	6,790		928,397
The Hain Celestial Group	92,921	[a,b]	3,577,459
TreeHouse Foods	93,594	[b]	3,849,521
			14,278,196
Health Care Equipment & Services - 5.4%
Acadia Healthcare	46,500	[b]	1,973,925
Accuray	213,990	[b]	954,395
AMN Healthcare Services	39,734	[b]	2,589,067
AngioDynamics	46,162	[b]	656,424
AtriCure	25,800	[b]	1,121,784
Avanos Medical	60,929	[b]	2,582,780
BioTelemetry	14,810	[a,b]	820,622
Cantel Medical	2,063		122,604
CONMED	11,315		1,152,885
Cross Country Healthcare	179,069	[b]	1,557,900
CryoPort	26,950	[a,b]	1,311,117
Cytosorbents	31,700	[b]	265,963
Encompass Health	14,460		1,165,187
HealthEquity	17,405	[b]	1,247,764
LHC Group	4,530	[b]	889,330

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Health Care Equipment & Services - 5.4% (continued)
MEDNAX	38,100	[a,b]	770,001
Meridian Bioscience	26,105	[b]	493,385
Merit Medical Systems	15,770	[b]	868,454
Mesa Laboratories	7,345		1,996,077
Molina Healthcare	8,500	[b]	1,735,105
OraSure Technologies	47,700	[b]	572,400
Patterson Companies	41,100	[a]	1,140,936
The Ensign Group	3,305		237,530
			26,225,635
Household & Personal Products - .4%
Spectrum Brands Holdings	30,867		2,062,842
Insurance - 2.5%
AMERISAFE	5,680		310,866
Axis Capital Holdings	20,880		1,046,297
First American Financial	15,420		746,945
HCI Group	1,000		52,150
Horace Mann Educators	62,886		2,510,409
Kemper	35,935		2,693,328
Old Republic International	39,122		701,066
Primerica	7,380		961,393
Selective Insurance Group	1,011		62,500
Stewart Information Services	17,690		740,680
The Hanover Insurance Group	21,480		2,413,278
			12,238,912
Materials - 6.2%
Allegheny Technologies	214,799	[b]	2,897,639
American Vanguard	122,973		1,864,271
Avery Dennison	18,620		2,780,711
Avient	105,363		3,851,018
Balchem	9,575		992,832
Cleveland-Cliffs	85,730	[a]	943,887
Crown Holdings	30,151	[b]	2,841,732
Eagle Materials	16,365		1,489,051
Glatfelter	59,097		950,280
Innospec	788		64,845
Louisiana-Pacific	113,794		3,895,169
Materion	22,246		1,296,942
Neenah	1,689		81,933
Schnitzer Steel Industries, Cl. A	46,066		1,180,211
Schweitzer-Mauduit International	13,489		469,147
Sensient Technologies	19,334		1,386,634
Silgan Holdings	20,890		706,082
Stepan	8,287		962,618

14

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Materials - 6.2% (continued)
Worthington Industries	21,517		1,112,859
			29,767,861
Media & Entertainment - 1.7%
Criteo, ADR	126,866	[a,b]	2,457,394
Gray Television	158,381	[b]	2,797,008
Nexstar Media Group, Cl. A	26,279		2,765,865
			8,020,267
Pharmaceuticals Biotechnology & Life Sciences - 4.2%
Amneal Pharmaceuticals	141,000	[a,b]	556,950
Axsome Therapeutics	8,010	[a,b]	580,645
Bicycle Therapeutics, ADR	13,920	[a,b]	297,331
Bioxcel Therapeutics	3,830	[b]	168,520
Charles River Laboratories International	14,040	[b]	3,292,661
ChemoCentryx	6,785	[b]	374,193
Deciphera Pharmaceuticals	11,490	[b]	710,082
Dicerna Pharmaceuticals	18,280	[b]	461,936
Emergent BioSolutions	4,530	[b]	371,143
Esperion Therapeutics	12,180	[a,b]	344,938
FibroGen	10,615	[b]	438,506
Fluidigm	162,525	[a,b]	1,017,406
Intersect ENT	35,955	[b]	687,819
Invitae	29,420	[a,b]	1,460,703
Iovance Biotherapeutics	18,970	[a,b]	736,226
Karuna Therapeutics	5,920	[a,b]	590,638
Luminex	34,800		825,804
Natera	20,195	[b]	1,782,613
NeoGenomics	17,405	[b]	828,130
Novavax	4,180	[a,b]	583,110
Phibro Animal Health, Cl. A	77,120		1,456,797
Quanterix	15,670	[b]	676,787
TCR2 Therapeutics	23,675	[b]	645,025
TG Therapeutics	14,270	[a,b]	418,682
Ultragenyx Pharmaceutical	5,045	[b]	598,034
Zymeworks	6,270	[a,b]	330,116
			20,234,795
Real Estate - 4.2%
Apple Hospitality REIT	7,185	[c]	95,273
CareTrust REIT	9,135	[c]	177,493
Corporate Office Properties Trust	104,390	[c]	2,779,906
Global Medical REIT	51,490	[c]	704,898
Hudson Pacific Properties	36,860	[c]	958,360
Industrial Logistics Properties Trust	42,380	[c]	920,917
Jones Lang LaSalle	990	[b]	130,967

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Real Estate - 4.2% (continued)
Lamar Advertising, Cl. A	29,998	[c]	2,388,141
Lexington Realty Trust	12,487	[c]	127,492
National Health Investors	1,773	[c]	114,642
Newmark Group, Cl. A	11,689		82,057
Omega Healthcare Investors	4,349	[c]	153,172
Physicians Realty Trust	118,971	[c]	2,064,147
Piedmont Office Realty Trust, Cl. A	7,672	[c]	119,913
Potlatchdeltic	58,248	[c]	2,710,862
QTS Realty Trust, Cl. A	38,969	[a,c]	2,315,149
Rexford Industrial Realty	30,110	[a,c]	1,442,871
Terreno Realty	22,110	[c]	1,281,053
UMH Properties	100,820	[c]	1,444,751
			20,012,064
Retailing - 1.8%
1-800-Flowers.com, Cl. A	16,930	[a,b]	396,839
Chico's FAS	85,000		128,350
Express	43,170	[b]	65,618
Lithia Motors, Cl. A	10,739	[a]	3,106,793
Monro	25,998		1,222,166
Sonic Automotive, Cl. A	56,710		2,289,950
The Children's Place	10,300	[a]	442,694
The ODP	24,108		691,176
The RealReal	30,110	[b]	417,024
			8,760,610
Semiconductors & Semiconductor Equipment - 5.4%
Axcelis Technologies	20,070	[b]	541,489
Brooks Automation	14,795		1,079,887
CEVA	19,830	[b]	778,922
CMC Materials	21,274		3,282,153
DSP Group	81,389	[b]	1,369,777
Entegris	10,300		953,986
Impinj	13,200	[a,b]	551,628
Kulicke & Soffa Industries	33,530		1,020,988
MACOM Technology Solutions Holdings	62,555	[b]	2,794,957
MaxLinear	145,476	[b]	4,546,124
Onto Innovation	27,320	[b]	1,207,817
Power Integrations	13,920		993,749
Rambus	108,780	[b]	1,710,022
Semtech	13,330	[b]	899,376
Silicon Laboratories	12,355	[b]	1,448,130
SunPower	38,695	[a,b]	857,481
Synaptics	7,362	[a,b]	572,542

16

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Semiconductors & Semiconductor Equipment - 5.4% (continued)
Veeco Instruments	76,100	[b]	1,264,782
			25,873,810
Software & Services - 7.8%
BlackLine	11,140	[b]	1,369,106
Box, Cl. A	40,900	[b]	764,421
CACI International, Cl. A	603	[b]	143,086
Cerence	19,320	[a,b]	1,753,290
Cloudera	191,800	[a,b]	2,240,224
Conduent	220,500	[b]	930,510
FireEye	128,200	[a,b]	1,926,846
KBR	68,140		1,892,248
LivePerson	23,150	[a,b]	1,352,423
ManTech International, Cl. A	33,766		2,598,969
MAXIMUS	13,266		952,632
MicroStrategy, Cl. A	9,194	[a,b]	3,151,427
New Relic	5,500	[b]	328,515
Nuance Communications	83,450	[a,b]	3,599,198
OneSpan	38,700	[b]	765,486
Qualys	5,920	[b]	562,459
Sprout Social, Cl. A	21,370	[b]	1,097,991
Switch, Cl. A	68,930		1,088,405
Talend, ADR	16,300	[a,b]	611,739
The Hackett Group	35,390		498,291
Unisys	114,200	[b]	1,665,036
Upland Software	53,339	[b]	2,440,259
Varonis Systems	5,570	[b]	671,965
Verint Systems	44,869	[b]	2,555,738
Vertex, Cl. A	43,515	[a,b]	1,098,319
Xperi Holding	93,575		1,785,411
			37,843,994
Technology Hardware & Equipment - 5.4%
Ciena	62,130	[b]	2,783,424
Diebold Nixdorf	94,400	[b]	893,968
FLIR Systems	2,903		111,011
II-VI	69,294	[a,b]	4,687,740
Infinera	137,598	[a,b]	1,164,079
InterDigital	19,555		1,171,540
Itron	27,730	[b]	2,179,855
Kimball Electronics	54,940	[b]	846,625
Knowles	106,250	[b]	1,804,125
Methode Electronics	65,812		2,304,737
OSI Systems	17,580	[b]	1,548,798

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Technology Hardware & Equipment - 5.4% (continued)
PC Connection	8,140	[b]	371,591
Plexus	6,714	[b]	501,603
Quantum	71,103	[b]	407,420
Radware	14,200	[b]	357,982
Ribbon Communications	111,900	[b]	767,634
Rogers	6,670	[b]	979,890
Stratasys	46,400	[a,b]	793,440
Viavi Solutions	106,200	[b]	1,438,479
Vishay Intertechnology	40,700		787,952
			25,901,893
Telecommunication Services - .7%
ATN International	34,631		1,694,841
Bandwidth, Cl. A	7,310	[b]	1,109,512
Vonage Holdings	42,500	[b]	546,550
			3,350,903
Transportation - 1.9%
Allegiant Travel	16,101		2,740,229
Avis Budget Group	33,400	[b]	1,174,678
Heartland Express	67,749		1,252,002
Hub Group, Cl. A	15,350	[b]	838,417
Knight-Swift Transportation Holdings	3,618		149,387
Marten Transport	64,227		1,132,322
Ryder System	8,570		507,515
SEACOR Holdings	18,250	[b]	606,265
Werner Enterprises	21,410		856,186
			9,257,001
Utilities - 1.9%
ALLETE	16,081		904,396
Atlantic Power	730,350	[a,b]	1,504,521
Avista	3,393		127,305
IDACORP	1,631		147,736
MDU Resources Group	19,626		489,472
NorthWestern	16,320		946,560
Ormat Technologies	17,626	[a]	1,389,105
Portland General Electric	9,780		404,696
South Jersey Industries	47,690	[a]	1,097,824
Southwest Gas Holdings	14,970		961,822
Vistra Energy	70,852		1,323,515
			9,296,952
Total Common Stocks (cost $361,083,564)			471,412,133

18

Description		Shares		Value ($)
Exchange-Traded Funds - .9%
Registered Investment Companies - .9%
iShares Russell 2000 ETF (cost $4,119,449)		24,000	[a]	4,344,480
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,924,724)	0.10	6,924,724	[d]	6,924,724

Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $9,625,934)	0.10	9,625,934	[d]	9,625,934
Total Investments (cost $381,753,671)		102.0%		492,307,271
Liabilities, Less Cash and Receivables		(2.0%)		(9,515,195)
Net Assets		100.0%		482,792,076

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At November 30, 2020, the value of the fund’s securities on loan was $48,819,878 and the value of the collateral was $50,666,177, consisting of cash collateral of $9,625,934 and U.S. Government & Agency securities valued at $41,040,243.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

19

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Industrials	20.4
Financials	19.4
Information Technology	18.6
Consumer Discretionary	10.0
Health Care	9.6
Materials	6.2
Investment Companies	4.3
Real Estate	4.1
Consumer Staples	3.9
Communication Services	2.4
Utilities	1.9
Energy	1.2
Financial	.0
102.0

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/19 ($)	Purchases ($)†	Sales ($)	Value 11/30/20 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	12,306,693	287,042,935	(292,424,904)	6,924,724	1.4	76,792
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,991,191	83,828,983	(97,820,174)	-	-	209,105†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	15,319,972	(5,694,038)	9,625,934	2.0	13,403†††
Total	26,297,884	386,191,890	(395,939,116)	16,550,658	3.4	299,300

† Included reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $48,819,878)—Note 1(c):
Unaffiliated issuers	365,203,013	475,756,613
Affiliated issuers	16,550,658	16,550,658
Cash		312
Receivable for investment securities sold		1,612,476
Dividends and securities lending income receivable		326,794
Receivable for shares of Common Stock subscribed		49,407
Prepaid expenses		44,385
		494,340,645
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		359,770
Liability for securities on loan—Note 1(c)		9,625,934
Payable for investment securities purchased		1,297,758
Payable for shares of Common Stock redeemed		186,416
Directors’ fees and expenses payable		6,973
Other accrued expenses		71,718
		11,548,569
Net Assets ($)		482,792,076
Composition of Net Assets ($):
Paid-in capital		354,431,147
Total distributable earnings (loss)		128,360,929
Net Assets ($)		482,792,076

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,025,463	117,326	13,850,911	467,798,376
Shares Outstanding	42,490	5,473	562,974	19,046,669
Net Asset Value Per Share ($)	24.13	21.44	24.60	24.56

See notes to financial statements.

22

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $1,295 foreign taxes withheld at source):
Unaffiliated issuers	6,348,280
Affiliated issuers	75,401
Income from securities lending—Note 1(c)	222,508
Total Income	6,646,189
Expenses:
Management fee—Note 3(a)	4,146,161
Professional fees	113,732
Registration fees	65,402
Directors’ fees and expenses—Note 3(d)	43,926
Custodian fees—Note 3(c)	41,277
Chief Compliance Officer fees—Note 3(c)	28,248
Loan commitment fees—Note 2	16,093
Shareholder servicing costs—Note 3(c)	12,608
Prospectus and shareholders’ reports	11,464
Distribution fees—Note 3(b)	1,201
Miscellaneous	41,512
Total Expenses	4,521,624
Less—reduction in expenses due to undertaking—Note 3(a)	(1,803)
Net Expenses	4,519,821
Investment Income—Net	2,126,368
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,618,427
Capital gain distributions from affiliated issuers	1,391
Net Realized Gain (Loss)	22,619,818
Net change in unrealized appreciation (depreciation) on investments	(3,360,978)
Net Realized and Unrealized Gain (Loss) on Investments	19,258,840
Net Increase in Net Assets Resulting from Operations	21,385,208

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2020	2019
Operations ($):
Investment income—net	2,126,368	2,922,839
Net realized gain (loss) on investments	22,619,818	10,986,108
Net change in unrealized appreciation (depreciation) on investments	(3,360,978)	5,498,777
Net Increase (Decrease) in Net Assets Resulting from Operations	21,385,208	19,407,724
Distributions ($):
Distributions to shareholders:
Class A	(22,327)	(110,050)
Class C	(6,338)	(66,106)
Class I	(347,742)	(2,598,752)
Class Y	(13,642,241)	(78,332,501)
Total Distributions	(14,018,648)	(81,107,409)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	175,195	172,405
Class C	-	61,907
Class I	7,421,325	10,583,723
Class Y	67,966,466	56,189,198
Distributions reinvested:
Class A	22,065	108,467
Class C	6,160	65,008
Class I	279,227	2,072,895
Class Y	5,611,816	33,919,144
Cost of shares redeemed:
Class A	(334,715)	(149,257)
Class C	(284,260)	(199,960)
Class I	(10,260,196)	(19,225,627)
Class Y	(190,954,260)	(229,849,785)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(120,351,177)	(146,251,882)
Total Increase (Decrease) in Net Assets	(112,984,617)	(207,951,567)
Net Assets ($):
Beginning of Period	595,776,693	803,728,260
End of Period	482,792,076	595,776,693

24

	Year Ended November 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	9,139	8,195
Shares issued for distributions reinvested	1,033	5,940
Shares redeemed	(18,464)	(7,120)
Net Increase (Decrease) in Shares Outstanding	(8,292)	7,015
Class Ca
Shares sold	-	3,243
Shares issued for distributions reinvested	323	3,942
Shares redeemed	(16,516)	(10,748)
Net Increase (Decrease) in Shares Outstanding	(16,193)	(3,563)
Class Ib
Shares sold	370,345	495,011
Shares issued for distributions reinvested	12,980	111,506
Shares redeemed	(525,982)	(920,408)
Net Increase (Decrease) in Shares Outstanding	(142,657)	(313,891)
Class Yb
Shares sold	3,544,829	2,676,747
Shares issued for distributions reinvested	262,316	1,826,449
Shares redeemed	(10,363,216)	(10,760,520)
Net Increase (Decrease) in Shares Outstanding	(6,556,071)	(6,257,324)

[a]During the period ended November 30, 2020, 43 Class C shares representing $574 were automatically converted to 38 Class A shares and during the period ended November 30, 2019, 215 Class C shares representing $4,177 were automatically converted to 194 Class A shares.

[b]During the period ended November 30, 2020, 317,496 Class Y shares representing $6,477,388 were exchanged for 316,961 Class I shares. During the period ended November 30, 2019, 478,261 Class Y shares representing $10,173,491 were exchanged for 477,696 Class I shares and 329 Class Y shares representing $7,445 were exchanged for 335 Class A shares.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.15	23.94	26.44	22.72	22.02
Investment Operations:
Investment income (loss)—net[a]	.03	.02	(.01)	.00[b]	.09
Net realized and unrealized gain (loss) on investments	2.39	.86	(.98)	3.79	2.02
Total from Investment Operations	2.42	.88	(.99)	3.79	2.11
Distributions:
Dividends from investment income—net	(.01)	-	-	(.07)	(.11)
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)
Total Distributions	(.44)	(2.67)	(1.51)	(.07)	(1.41)
Net asset value, end of period	24.13	22.15	23.94	26.44	22.72
Total Return (%)[c]	11.21	6.07	(3.93)	16.74	10.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.44	1.38	1.35	1.30	1.30
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.28	1.30
Ratio of net investment income (loss) to average net assets	.14	.12	(.05)	.01	.44
Portfolio Turnover Rate	86.50	57.74	58.85	67.90	66.57
Net Assets, end of period ($ x 1,000)	1,025	1,125	1,048	1,076	2,862

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

26

	Year Ended November 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.86	21.92	24.51	21.15	20.68
Investment Operations:
Investment (loss)—net[a]	(.10)	(.12)	(.19)	(.16)	(.07)
Net realized and unrealized gain (loss) on investments	2.11	.73	(.89)	3.52	1.90
Total from Investment Operations	2.01	.61	(1.08)	3.36	1.83
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)
Total Distributions	(.43)	(2.67)	(1.51)	-	(1.36)
Net asset value, end of period	21.44	19.86	21.92	24.51	21.15
Total Return (%)[b]	10.42	5.28	(4.65)	15.89	9.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.39	2.12	2.15	2.31	2.33
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.04	2.05
Ratio of net investment (loss) to average net assets	(.55)	(.61)	(.82)	(.74)	(.39)
Portfolio Turnover Rate	86.50	57.74	58.85	67.90	66.57
Net Assets, end of period ($ x 1,000)	117	430	553	179	146

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.61	24.41	26.90	23.09	22.36
Investment Operations:
Investment income—net[a]	.08	.10	.07	.07	.15
Net realized and unrealized gain (loss) on investments	2.44	.86	(1.00)	3.87	2.06
Total from Investment Operations	2.52	.96	(.93)	3.94	2.21
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.05)	(.13)	(.18)
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)
Total Distributions	(.53)	(2.76)	(1.56)	(.13)	(1.48)
Net asset value, end of period	24.60	22.61	24.41	26.90	23.09
Total Return (%)	11.53	6.40	(3.63)	17.14	11.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	.99	.97	1.00	.99
Ratio of net expenses to average net assets	1.03	.99	.97	.98	.99
Ratio of net investment income to average net assets	.41	.45	.27	.29	.75
Portfolio Turnover Rate	86.50	57.74	58.85	67.90	66.57
Net Assets, end of period ($ x 1,000)	13,851	15,955	24,890	20,566	16,478

a Based on average shares outstanding.

See notes to financial statements.

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	Year Ended November 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.59	24.40	26.88	23.08	22.35
Investment Operations:
Investment income—net[a]	.10	.10	.08	.08	.16
Net realized and unrealized gain (loss) on investments	2.42	.86	(.99)	3.86	2.06
Total from Investment Operations	2.52	.96	(.91)	3.94	2.22
Distributions:
Dividends from investment income—net	(.12)	(.10)	(.06)	(.14)	(.19)
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)
Total Distributions	(.55)	(2.77)	(1.57)	(.14)	(1.49)
Net asset value, end of period	24.56	22.59	24.40	26.88	23.08
Total Return (%)	11.58	6.41	(3.56)	17.15	11.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.95	.94	.94	.95
Ratio of net expenses to average net assets	.98	.95	.94	.93	.95
Ratio of net investment income to average net assets	.46	.48	.31	.35	.79
Portfolio Turnover Rate	86.50	57.74	58.85	67.90	66.57
Net Assets, end of period ($ x 1,000)	467,798	578,267	777,237	942,613	797,087

a Based on average shares outstanding.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Value Fund (the “fund”) is a separate non-diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Channing Capital Management, LLC (“Channing”), Eastern Shore Capital Management (“Eastern Shore”), Heartland Advisors, Inc. (“Heartland”) and Rice Hall James & Associates, LLC (“RHJ”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

The Company’s Board of Directors (the “Board”) approved, effective September 15, 2020 (the “Effective Date”) Heartland Advisors, Inc. and Rice Hall James & Associates, LLC as additional subadvisers to the fund. In addition, as of the effective date, the board terminated the Sub-Investment Advisory Agreement between the Adviser and Kayne Anderson Rudnick Investment Management, LLC.

The Board approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within

30

one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

31

NOTES TO FINANCIAL STATEMENTS (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

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When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	471,412,133	-	-	471,412,133
Exchange-Traded Funds	4,344,480	-	-	4,344,480
Investment Companies	16,550,658	-	-	16,550,658

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $43,688 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-

34

wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,062,377, undistributed capital gains $26,165,928 and unrealized appreciation $100,132,624.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2020 and November 30, 2019 were as

35

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $2,947,411 and $11,977,345, and long-term capital gains $11,071,237 and $69,130,064, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2019 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 31, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertakings, amounted to $1,803 during the period ended November 30, 2020.

36

Pursuant to separate sub-investment advisory agreements between the Adviser and Walthausen, Neuberger Berman, Channing, Eastern Shore, Heartland and RHJ, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $1,201 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $2,324 and $400, respectively, pursuant to the Shareholder Services Plan.

37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $5,123 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $41,277 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $28,248 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $342,800, Distribution Plan fees of $69, Shareholder Services Plan fees of $226, Custodian fees of $12,000, Chief Compliance Officer fees of $3,871 and transfer agency fees of $950, which are offset against an expense reimbursement currently in effect in the amount of $146.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

38

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2020, amounted to $392,309,297 and $520,789,226, respectively.

At November 30, 2020, the cost of investments for federal income tax purposes was $392,174,647; accordingly, accumulated net unrealized appreciation on investments was $100,132,624, consisting of $124,037,103 gross unrealized appreciation and $23,904,479 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Select Managers Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Select Managers Small Cap Value Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 27, 2021

40

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,947,411 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.3889 per share as a long-term capital gain distribution paid on December 31, 2019 and $.0445 per share as a long-term capital gain distribution paid on March 24, 2020.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 27, 2020, the Adviser recommended the appointment of Heartland Advisors, Inc. (“Heartland”) and Rice Hall James & Associates LLC (“RHJ”) to serve as new sub-advisers for the fund. The recommendations of Heartland and RHJ were based on, among other information, the Adviser’s review and due diligence reports relating to Heartland and RHJ and their investment advisory services. In the opinion of the Adviser, the proposed allocations to Heartland and RHJ of portions of the fund’s assets would allow Heartland and RHJ to effectively complement the fund’s four other sub-advisers, Channing Capital Management LLC (“Channing”), Eastern Shore Capital Management (“Eastern Shore”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) and Walthausen & Co., LLC (“Walthausen”), and add capacity and provide greater diversification for the fund, particularly in light of the termination of Kayne Anderson Rudnick Investment Management, LLC as a sub-adviser to the fund. The target percentage of the fund’s assets to be allocated to Heartland and RHJ will occur over time.

At the meeting, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund or the Adviser (the “Independent Directors”), considered and approved new Sub-Investment Advisory Agreements, on behalf of the fund, between the Adviser and Heartland and RHJ, respectively, (the “Sub-Advisory Agreements”). In determining whether to approve the Sub-Advisory Agreements, the Board considered the due diligence materials prepared by the Adviser and other information, which included: (i) copies of the Sub-Advisory Agreements; (ii) information regarding the process by which the Adviser selected and recommended Heartland and RHJ for Board approval; (iii) information regarding the nature, extent and quality of the services Heartland and RHJ would provide to the fund; (iv) information regarding Heartland’s and RHJ’s reputations, investment management businesses, personnel and operations; (v) information regarding Heartland’s and RHJ’s brokerage and trading policies and practices; (vi) information regarding the level of the sub-investment advisory fees to be charged by Heartland and RHJ; (vii) information regarding Heartland’s and RHJ’s compliance programs; and (viii) information regarding Heartland’s and RHJ’’s historical performance returns managing investment mandates similar to the fund’s investment mandate, with such performance compared to relevant unmanaged indices. The Board also considered the substance of discussions with representatives of the Adviser at the meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Heartland and RHJ.

In examining the nature, extent and quality of the services to be provided by Heartland and RHJ to the fund, the Board considered with respect to each of Heartland and RHJ: (i) organization, history, reputation and qualification, as well as the qualifications and background of their respective investment personnel; (ii) expertise in providing portfolio management services to other similar investment portfolios and the performance history

42

of those portfolios; (iii) proposed investment strategies for the portion of the fund’s assets to be allocated to the proposed subadviser; (iv) long- and short-term performance relative to unmanaged indices, and (v) compliance programs. The Board specifically took into account Heartland’s and RHJ’s investment processes and research resources and capabilities, evaluating how Heartland and RHJ would complement the fund’s existing sub-advisers. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreements, noting the substantial similarity in material respects to the terms of the fund’s other sub-investment advisory agreements. The Board also considered the review process undertaken by the Adviser, and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Heartland and RHJ, respectively. The Board concluded that the fund will benefit from the quality and experience of Heartland’s and RHJ’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services expected to be provided by Heartland and RHJ were adequate and appropriate in light of Heartland’s and RHJ’s experience in managing small cap value equity assets, Heartland’s and RHJ’s portfolio management and research resources to be applied in managing portions of the fund’s portfolio, and the Adviser’s recommendation to engage Heartland and RHJ, and supported a decision to approve the Sub-Advisory Agreements.

Investment Performance of Heartland and RHJ.

Because Heartland and RHJ are newly appointed sub-advisers for the fund, the Board could not consider their investment performance in managing portions of the fund’s portfolio as factors in evaluating the Sub-Advisory Agreements during the meeting. However, the Board did review Heartland’s and RHJ’s historical performance records in managing other portfolios that were comparable to the fund with respect to their investment mandates. The Board also discussed with representatives of the Adviser the investment strategies to be employed by Heartland and RHJ in the management of their allocated portions of the fund’s assets. The Board noted Heartland’s and RHJ’s reputations and experience with respect to small cap value equity investing, the portfolio managers’ experience in selecting small cap value stocks, and the Adviser’s experience and reputation in selecting, evaluating and overseeing investment managers. Based on their consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Sub-Advisory Agreements.

Costs of Services to be Provided and Profitability.

The Board considered the proposed fees payable under the Sub-Advisory Agreements, noting that the proposed fees would be paid by the Adviser and, thus, would not impact the fees paid by the fund. The Board recognized that, because Heartland’s and RHJ’s fees would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement pursuant to which the Adviser provides investment management services to the fund and, therefore, the Board received and considered a profitability analysis of the Adviser and its affiliates with respect to the proposed additions of Heartland and RHJ as

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

additional sub-advisers for the fund. The Board concluded that the proposed fees payable to Heartland and RHJ by the Adviser with respect to the assets to be allocated to Heartland and RHJ in their capacity as sub-advisers were appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and Heartland and RHJ, respectively.

Economies of Scale to be Realized.

The Board recognized that, because Heartland’s and RHJ’s fees would be paid by the Adviser, and not the fund, the analyses of economies of scale were more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, considerations of economies of scale with respect to Heartland and RHJ were not relevant to the Board’s determination to approve the Sub-Advisory Agreements.

The Board also considered whether there were any ancillary benefits that may accrue to Heartland and RHJ as a result of their relationship with the fund. The Board concluded that Heartland and RHJ may in the future direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Heartland and RHJ were required to select brokers who met the fund’s requirements for seeking best execution, and that the Adviser would monitor and evaluate Heartland’s and RHJ’s trade execution with respect to fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the Sub-Advisory Agreements between the Adviser and Heartland and RHJ, respectively, for the fund.

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of (a) the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment management and administrative services and is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated and (b) the Adviser’s separate Sub-Investment Advisory Agreements (together with the Management Agreement, the “Agreements”) with each of Channing, Eastern Shore, Heartland, Neuberger Berman, RHJ and Walthausen (each, a “Subadviser” and collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments with respect to the portion of the fund’s assets allocated to the Subadviser. The Board members, a majority of whom are not “interested persons” (as defined in the

44

Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory, evaluation and other responsibilities in respect of the Subadvisers. As part of its review, the Board considered information regarding the process by which the Adviser selected and recommended the Subadvisers for Board approval. The Board considered each Subadviser’s specific responsibilities in the day-to-day management of the portion of the fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the fund’s assets managed by the respective Subadviser, and other key personnel at the Subadviser. The Board specifically took into account each Subadviser’s investment process and capabilities, evaluating how the Subadviser complemented each of the other Subadvisers to the fund, noting the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided to the fund by the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

group of institutional small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. The Board also reviewed performance information provided by the Adviser with respect to each Subadviser for various periods ended September 30, 2020.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that engage multiple subadvisers like the fund, nor did they include only funds that use a value-style of investing. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. With respect to the performance of each Subadviser, the Board noted that, depending on the period under review, some Subadvisers outperformed, while others underperformed, the fund’s benchmark index and/or the median performance of the funds in the Performance Group and Performance Universe. The Board discussed with representatives of the Adviser the portfolio management strategies of the fund’s Subadvisers, and noted that the Subadvisers’ strategies continued to complement each other and were applied consistently.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadvisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. It was noted that, as in the case of the funds included in the Performance Group and Performance Universe, the funds included in the Expense Group and Expense Universe were not limited to

46

funds that engage multiple subadvisers like the fund. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians, and the fund’s total expenses were higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadvisers in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadvisers and the Adviser. The Board also took into consideration that the Subadvisers’ fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Subadvisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider any Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadvisers are adequate and appropriate.

• The Board generally was satisfied with the manner in which the Adviser monitors and evaluates the performance of each Subadviser and directed the Adviser to closely monitor those Subadvisers that underperformed the fund’s benchmark index for extended periods and report the results of its evaluation to the Board at a future meeting.

• The Board concluded that the fees paid to the Adviser and the Subadvisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services provided to the fund by the Adviser and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and

48

compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board also noted that the Adviser continued to believe that the Subadvisers complemented each other’s specific style of investing and that the Adviser recommended that the Board approve each Sub-Investment Advisory Agreement. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Joni Evans (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

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Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Burton N. Wallack (70)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

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INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 50

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

54

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Select Managers Small Cap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Walthausen & Co., LLC
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Neuberger Berman Investment Advisers, LLC
605 Third Avenue
New York, NY 10158

Channing Capital Management, LLC
10 South LaSalle Street
Suite 2401

Chicago, IL 60633
Eastern Shore Capital Management
18 Sewall Street
Marblehead, MA 01945

Heartland Advisors, Inc.
790 North Water Street, Suite 1200
Milwaukee, WI 53202

Rice Hall James & Associates
600 West Broadway, suite 1000
San Diego, CA 92101

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6246AR1120

BNY Mellon U.S. Equity Fund

ANNUAL REPORT November 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through November 30, 2020, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2020, BNY Mellon U.S. Equity Fund’s Class A shares achieved a return of 15.28%, Class C shares returned 14.44%, Class I shares returned 15.71% and Class Y shares returned 15.69%.1 In comparison, the fund’s benchmark, the MSCI USA Index (the “Index”), achieved a return of 19.34% over the same period.2

U.S. equities gained ground over the period despite pockets of volatility brought on by the COVID-19 pandemic. The fund trailed the index for the period, due primarily to stock selection within the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are a residual of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal

2

initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum to finish the period.

Stock Selection Drove Fund Results

Stock selection within the information technology, consumer discretionary and industrials sectors detracted from relative returns. As referenced in the following paragraph, several of the information technology stocks held within the portfolio performed quite well. However, reduced exposure to several, high-performing “FAANG” stocks weighed on results relative to the index. It is not within the portfolio’s investment profile to hold large positions in these stocks. Within the consumer discretionary sector, a position in Starbucks was among the leading detractors. The company suffered from reduced sales during the lockdown. Within the context of the current environment, we felt the company was exposed to a bevy of short-term operational risks. There were also concerns regarding its weakened balance sheet. As a result, we have closed the position. Elsewhere in the markets, several energy companies, such as EOG Resources and Schlumberger, were also among the top detractors. Demand for their oil has been hurt by decreasing commuter travel, decreased industrial activity and other safety measures stemming from the lockdown. We have since closed our position in Schlumberger based on increased balance sheet risk.

Conversely, the fund saw positive results stemming from an underweight to the financials sector and successful security selection within the consumer staples sector. A lack of exposure to the struggling real estate sector was also beneficial. Elsewhere in the markets, information technology companies Microsoft and Adobe Systems were among the leading contributors to relative results. Software company Microsoft saw increasing subscriber numbers for its Teams platform and also benefited from consistent demand for its other products. Adobe Systems also saw its stock price rise on the back of the company’s solid fundamentals, as well as demand for its subscription-based products.

Maintaining a Long-Term Approach

Although the vaccine announcements have enlivened hopes for a concerted economic recovery, the incoming Biden administration will still have fiscal stimulus high on its list of priorities. The president-elect comes to office with an agenda of higher taxation, wider health care benefits, a higher minimum wage and re-engagement on climate changes issues. Just how much of the agenda will actually be enacted may well depend on the outcome of the two Senate run-off elections. At some stage investors may scrutinize fiscal profligacy to a

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

greater extent, and especially so, should bond yields stage a concerted rally. For now, the near-term focus of the market will likely be on stimulus and vaccination rollouts.

The new-found optimism regarding a broad recovery could see an extension of the rally in laggard, value stocks, though we have little interest in the ebb and flow of investment themes. Buying ‘value’ without sustainable growth is not a recipe for strong returns over the long term. Our focus remains on companies that can compound wealth over the long term. In that regard, the various calls we have had with many of the U.S. companies we hold continue to paint a picture of resilience, adaptability and innovation. Whatever the shifts in the economic and political landscapes, we are confident that the U.S. will remain a haven for enterprise and ingenuity, and at the forefront of long-term trends that continue to shape the world.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon U.S. Equity Fund with a hypothetical investment of $10,000 in the MSCI USA Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon U.S. Equity Fund on 11/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon U.S. Equity Fund with a hypothetical investment of $1,000,000 in the MSCI USA Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon U.S. Equity Fund on 11/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y shares. The Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

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Average Annual Total Returns as of 11/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/30/08	8.66%	12.61%	11.59%
without sales charge	5/30/08	15.28%	13.95%	12.25%
Class C shares
with applicable redemption charge†	5/30/08	13.44%	13.10%	11.37%
without redemption	5/30/08	14.44%	13.10%	11.37%
Class I shares	5/30/08	15.71%	14.33%	12.63%
Class Y shares	7/1/13	15.69%	14.34%	12.58%††
MSCI USA Index		19.34%	13.74%	13.70%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Equity Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.27	$10.33	$4.47	$4.36
Ending value (after expenses)	$1,179.20	$1,174.50	$1,181.50	$1,181.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.81	$9.57	$4.14	$4.04
Ending value (after expenses)	$1,019.25	$1,015.50	$1,020.90	$1,021.00

†Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS

November 30, 2020

Description	Shares		Value ($)
Common Stocks - 98.4%
Capital Goods - 7.3%
Donaldson	137,500	[a]	7,320,500
Fastenal	363,400		17,970,130
Hexcel	306,700	[a]	15,187,784
The Toro Company	156,400		14,187,044
			54,665,458
Consumer Durables & Apparel - 2.6%
NIKE, Cl. B	142,900		19,248,630
Consumer Services - 2.0%
McDonald's	70,800		15,394,752
Diversified Financials - 1.9%
Intercontinental Exchange	136,900		14,444,319
Energy - .8%
EOG Resources	131,214		6,151,312
Health Care Equipment & Services - 12.5%
Cerner	212,400		15,896,016
Edwards Lifesciences	204,400	[b]	17,147,116
Henry Schein	218,500	[b]	14,051,735
Intuitive Surgical	22,100	[b]	16,045,705
ResMed	79,700		16,705,120
Stryker	59,500		13,887,300
			93,732,992
Household & Personal Products - 4.4%
Colgate-Palmolive	195,400		16,734,056
The Estee Lauder Companies, Cl. A	67,000		16,436,440
			33,170,496
Materials - 6.7%
Ecolab	69,600		15,461,640
FMC	146,700		17,018,667
Linde	71,500		18,334,030
			50,814,337
Media & Entertainment - 4.4%
Alphabet, Cl. C	11,206	[b]	19,730,853
The Walt Disney Company	91,500		13,542,915
			33,273,768
Pharmaceuticals Biotechnology & Life Sciences - 9.0%
Eli Lilly & Co.	104,900		15,278,685
Illumina	23,600	[b]	7,601,324
Johnson & Johnson	106,800		15,451,824
Mettler-Toledo International	13,900	[b]	15,985,556
Waters	57,400	[b]	13,317,374
			67,634,763

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STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Retailing - 8.0%
Booking Holdings	6,800	[b]	13,793,460
Dollar General	85,000		18,579,300
O'Reilly Automotive	30,400	[b]	13,450,176
The TJX Companies	224,300		14,245,293
			60,068,229
Semiconductors & Semiconductor Equipment - 2.3%
Texas Instruments	106,400		17,157,000
Software & Services - 22.7%
Adobe	43,100	[b]	20,622,057
Ansys	48,000	[b]	16,226,880
Automatic Data Processing	101,000		17,561,880
Cognizant Technology Solutions, Cl. A	228,900		17,883,957
Jack Henry & Associates	67,600		10,874,136
Manhattan Associates	138,700	[b]	14,180,688
Mastercard, Cl. A	58,400		19,652,184
Microsoft	109,200		23,376,444
Oracle	241,900		13,962,468
Paychex	172,100		16,031,115
			170,371,809
Technology Hardware & Equipment - 11.9%
Amphenol, Cl. A	182,800		23,912,068
Cisco Systems	360,300		15,500,106
Cognex	239,700		18,011,058
IPG Photonics	80,300	[b]	16,622,903
TE Connectivity	136,800		15,591,096
			89,637,231
Transportation - 1.9%
Expeditors International of Washington	159,700		14,272,389
Total Common Stocks (cost $354,262,110)			740,037,485

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Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,968,818)	0.10	10,968,818	[c]	10,968,818
Total Investments (cost $365,230,928)		99.9%		751,006,303
Cash and Receivables (Net)		.1%		746,857
Net Assets		100.0%		751,753,160

a Security, or portion thereof, on loan. At November 30, 2020, the value of the fund’s securities on loan was $16,039,427 and the value of the collateral was $17,128,520, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	36.8
Health Care	21.5
Consumer Discretionary	12.6
Industrials	9.2
Materials	6.8
Communication Services	4.4
Consumer Staples	4.4
Financials	1.9
Investment Companies	1.5
Energy	.8
99.9

† Based on net assets.

See notes to financial statements.

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STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/19($)	Purchases($)†	Sales($)	Value 11/30/20($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	6,554,248	156,793,978	(152,379,408)	10,968,818	1.5	75,036
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	131,785	117,523	(249,308)	-	-	34,718††
Total	6,686,033	156,911,501	(152,628,716)	10,968,818	1.5	109,754

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,039,427)—Note 1(b):
Unaffiliated issuers	354,262,110	740,037,485
Affiliated issuers	10,968,818	10,968,818
Receivable for investment securities sold		1,328,470
Dividends and securities lending income receivable		555,166
Receivable for shares of Common Stock subscribed		222,010
Prepaid expenses		27,397
		753,139,346
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		462,019
Payable for shares of Common Stock redeemed		848,380
Directors’ fees and expenses payable		10,955
Other accrued expenses		64,832
		1,386,186
Net Assets ($)		751,753,160
Composition of Net Assets ($):
Paid-in capital		356,391,366
Total distributable earnings (loss)		395,361,794
Net Assets ($)		751,753,160

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,720,066	107,435	24,508,042	725,417,617
Shares Outstanding	72,417	4,942	1,026,063	30,390,636
Net Asset Value Per Share ($)	23.75	21.74	23.89	23.87

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,787,661
Affiliated issuers	72,791
Income from securities lending—Note 1(b)	34,718
Interest	810
Total Income	7,895,980
Expenses:
Management fee—Note 3(a)	5,059,754
Professional fees	93,835
Registration fees	68,076
Directors’ fees and expenses—Note 3(d)	66,323
Loan commitment fees—Note 2	25,932
Chief Compliance Officer fees—Note 3(c)	14,124
Shareholder servicing costs—Note 3(c)	13,661
Custodian fees—Note 3(c)	10,513
Prospectus and shareholders’ reports	9,639
Distribution fees—Note 3(b)	736
Miscellaneous	24,862
Total Expenses	5,387,455
Less—reduction in expenses due to undertaking—Note 3(a)	(650)
Net Expenses	5,386,805
Investment Income—Net	2,509,175
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,693,006
Capital gain distributions from affiliated issuers	2,245
Net Realized Gain (Loss)	7,695,251
Net change in unrealized appreciation (depreciation) on investments	106,022,662
Net Realized and Unrealized Gain (Loss) on Investments	113,717,913
Net Increase in Net Assets Resulting from Operations	116,227,088

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2020	2019
Operations ($):
Investment income—net	2,509,175	3,186,420
Net realized gain (loss) on investments	7,695,251	5,481,647
Net change in unrealized appreciation (depreciation) on investments	106,022,662	67,582,703
Net Increase (Decrease) in Net Assets Resulting from Operations	116,227,088	76,250,770
Distributions ($):
Distributions to shareholders:
Class A	(20,417)	(67,642)
Class C	(989)	(8,507)
Class I	(372,091)	(2,181,456)
Class Y	(8,875,901)	(50,264,664)
Total Distributions	(9,269,398)	(52,522,269)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	409,770	778,691
Class C	42	33,836
Class I	15,259,360	8,273,620
Class Y	204,938,534	144,491,900
Distributions reinvested:
Class A	19,712	62,854
Class C	849	7,143
Class I	310,164	1,739,482
Class Y	3,663,746	26,580,083
Cost of shares redeemed:
Class A	(415,435)	(168,876)
Class C	(27,361)	(7,690)
Class I	(19,364,786)	(7,040,861)
Class Y	(208,050,126)	(108,285,700)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(3,255,531)	66,464,482
Total Increase (Decrease) in Net Assets	103,702,159	90,192,983
Net Assets ($):
Beginning of Period	648,051,001	557,858,018
End of Period	751,753,160	648,051,001

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2020	2019
Capital Share Transactions (Shares):
Class A
Shares sold	19,732	40,338
Shares issued for distributions reinvested	934	3,764
Shares redeemed	(22,098)	(8,759)
Net Increase (Decrease) in Shares Outstanding	(1,432)	35,343
Class C
Shares sold	2	1,849
Shares issued for distributions reinvested	44	462
Shares redeemed	(1,430)	(468)
Net Increase (Decrease) in Shares Outstanding	(1,384)	1,843
Class Ia
Shares sold	736,612	426,039
Shares issued for distributions reinvested	14,665	104,036
Shares redeemed	(994,367)	(368,570)
Net Increase (Decrease) in Shares Outstanding	(243,090)	161,505
Class Ya
Shares sold	10,960,229	7,652,326
Shares issued for distributions reinvested	173,309	1,590,669
Shares redeemed	(10,353,806)	(5,646,122)
Net Increase (Decrease) in Shares Outstanding	779,732	3,596,873

[a]During the period ended November 30, 2020, 694,371 Class Y shares representing $14,409,288 were exchanged for 693,927 Class I shares and during the period ended November 30, 2019, 336,970 Class Y shares representing $6,578,041 were exchanged for 336,789 Class I shares.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.85	20.44	20.85	18.29	19.77
Investment Operations:
Investment income—net[a]	.00[b]	.04	.03	.06	.08
Net realized and unrealized gain (loss) on investments	3.16	2.30	1.77	4.00	1.18
Total from Investment Operations	3.16	2.34	1.80	4.06	1.26
Distributions:
Dividends from investment income—net	(.07)	(.03)	(.04)	(.10)	(.11)
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)
Total Distributions	(.26)	(1.93)	(2.21)	(1.50)	(2.74)
Net asset value, end of period	23.75	20.85	20.44	20.85	18.29
Total Return (%)[c]	15.28	13.77	9.49	24.07	7.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.20	1.25	1.20	1.17
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	.02	.20	.17	.31	.46
Portfolio Turnover Rate	11.94	14.11	17.14	13.28	5.31
Net Assets, end of period ($ x 1,000)	1,720	1,540	787	842	1,775

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.18	19.07	19.70	17.38	18.94
Investment Operations:
Investment (loss)—net[a]	(.14)	(.10)	(.11)	(.08)	(.05)
Net realized and unrealized gain (loss) on investments	2.89	2.11	1.65	3.80	1.12
Total from Investment Operations	2.75	2.01	1.54	3.72	1.07
Distributions:
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)
Net asset value, end of period	21.74	19.18	19.07	19.70	17.38
Total Return (%)[b]	14.44	12.92	8.69	23.11	7.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.35	2.40	2.35	2.16	2.11
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.72)	(.56)	(.57)	(.43)	(.29)
Portfolio Turnover Rate	11.94	14.11	17.14	13.28	5.31
Net Assets, end of period ($ x 1,000)	107	121	86	138	266

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

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	Year Ended November 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.94	20.54	20.96	18.37	19.88
Investment Operations:
Investment income—net[a]	.08	.10	.10	.12	.14
Net realized and unrealized gain (loss) on investments	3.17	2.31	1.77	4.02	1.17
Total from Investment Operations	3.25	2.41	1.87	4.14	1.31
Distributions:
Dividends from investment income—net	(.11)	(.11)	(.12)	(.15)	(.19)
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)
Total Distributions	(.30)	(2.01)	(2.29)	(1.55)	(2.82)
Net asset value, end of period	23.89	20.94	20.54	20.96	18.37
Total Return (%)	15.71	14.17	9.85	24.46	8.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.82	.82	.83	.83
Ratio of net expenses to average net assets	.82	.82	.82	.83	.83
Ratio of net investment income to average net assets	.36	.53	.51	.61	.80
Portfolio Turnover Rate	11.94	14.11	17.14	13.28	5.31
Net Assets, end of period ($ x 1,000)	24,508	26,577	22,755	20,963	16,824

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.93	20.54	20.96	18.37	19.88
Investment Operations:
Investment income—net[a]	.08	.11	.11	.12	.14
Net realized and unrealized gain (loss) on investments	3.17	2.29	1.77	4.02	1.17
Total from Investment Operations	3.25	2.40	1.88	4.14	1.31
Distributions:
Dividends from investment income—net	(.12)	(.11)	(.13)	(.15)	(.19)
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)
Total Distributions	(.31)	(2.01)	(2.30)	(1.55)	(2.82)
Net asset value, end of period	23.87	20.93	20.54	20.96	18.37
Total Return (%)	15.69	14.15	9.88	24.51	8.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net investment income to average net assets	.37	.55	.53	.64	.81
Portfolio Turnover Rate	11.94	14.11	17.14	13.28	5.31
Net Assets, end of period ($ x 1,000)	725,418	619,812	534,230	527,263	486,044

a Based on average shares outstanding.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

22

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

23

NOTES TO FINANCIAL STATEMENTS (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	740,037,485	-	-	740,037,485
Investment Companies	10,968,818	-	-	10,968,818

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

24

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $6,764 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

25

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,396,655, undistributed capital gains $7,414,060 and unrealized appreciation $385,551,079.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2020 and November 30, 2019 were as follows: ordinary income $3,562,200 and $2,900,072, and long-term capital gains $5,707,198 and $49,622,197, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility

26

at the time of borrowing. During the period ended November 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2019 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $650 during the period ended November 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended November 30, 2020, the Distributor retained $8 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $736 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $3,881 and $245, respectively, pursuant to the Shareholder Services Plan.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $4,722 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $10,513 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $14,124 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $455,427, Distribution Plan fees of $64, Shareholder Services Plan fees of $364, custodian fees of $3,400, Chief Compliance Officer fees of $1,935 and transfer agency fees of $842, which are offset against an expense reimbursement currently in effect in the amount of $13.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2020, amounted to $78,655,675 and $93,684,947, respectively.

At November 30, 2020, the cost of investments for federal income tax purposes was $365,455,224; accordingly, accumulated net unrealized appreciation on investments was $385,551,079, consisting of $389,310,738 gross unrealized appreciation and $3,759,659 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon U.S. Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon U.S. Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 27, 2021

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,562,200 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.1874 per share as a long-term capital gain distribution paid on December 31, 2019.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”), an affiliate of the Adviser, provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional multi-cap growth funds selected by Broadridge as comparable to

32

the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional multi-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods shown. The Board discussed with representatives of the Adviser and the Subadviser the portfolio management strategy of the fund’s portfolio managers and the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review, and noted that the portfolio managers are very experienced and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was equal to the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees,

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively,

34

and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance in light of the portfolio management strategy and experience of the fund’s portfolio management team.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Joni Evans (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

36

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Burton N. Wallack (70)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

38

INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 50

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C, Mautner, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

41

For More Information

BNY Mellon U.S. Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6011AR1120

BNY Mellon Global Stock Fund

ANNUAL REPORT November 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through November 30, 2020, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2020, BNY Mellon Global Stock Fund’s Class A shares achieved a total return of 17.00%, Class C shares returned 16.15%, Class I shares returned 17.32% and Class Y shares returned 17.43%.1  For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), achieved a total return of 14.52%.2

Global equities gained ground during the period despite pockets of volatility brought on by the COVID-19 pandemic. An underweight to the financials sector, as well as successful stock selection within industrials and consumer staples, contributed to the fund outperforming the Index.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund’s investments will be focused on companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are the result of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Central Bank Policy and COVID-19 Influence Markets

Global equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020.

2

Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum to finish the period.

Stock Selection Buoyed Fund Results

The fund’s positive results compared to the Index stemmed from the success of our security selection. Stock picks within the industrials and consumer staples sectors were beneficial, as was an underweight to financials. Companies based within Japan and Europe ex-U.K. were particularly additive. In industrials, Japan-based industrial automation equipment company Keyence was among the top contributors to relative results. The company boasts a strong balance sheet, so was able to fare better than many peers during the March 2020 market drawdown. In addition, Keyence has also benefited from market trends favoring increases in industrial automation. Elsewhere in the market, semiconductor company Taiwan Semiconductor Manufacturing also provided a tailwind to results. The stock price increased on the back of skyrocketing demand for semiconductors during the pandemic lockdown on account of an increased demand for home computing, mobile 5G, and the ‘Internet of Things’. Software companies Microsoft and Adobe Systems were also among the leading contributors to results. They benefited from the “work from home” trend, which led to increased users of their products and platforms.

Conversely, positioning within the utilities and consumer discretionary sectors detracted from relative returns. The top individual detractors included consumer discretionary company Compass Group. The United Kingdom-based foodservice company’s stock price struggled during the period. The organization provides cafeteria services at office buildings and leisure centers. With these facilities closed due to the pandemic, the demand for Compass Group’s services decreased. However, the company benefits from a strong balance sheet, further bolstered by an equity raising during the period. This has brought them resilience to weather the downturn. Elsewhere in the markets, several energy companies, such as CNOOC, EOG Resources and Schlumberger, were also among the top detractors. Demand for their oil has been hurt by decreasing commuter travel, industrial activity and other safety measures stemming from the lockdown. We have since closed our position in Schlumberger based on the increased balance sheet risk. Food and beverage retailer Starbucks was also a leading detractor from returns. The company suffered from reduced sales during the lockdown. Within the context of the current environment, we felt the company was exposed to a bevy of short-term operational risks. There were also concerns regarding its weakened balance sheet. As a result, we have closed the position.

Maintaining a Long-Term Approach

The prospect of an effective vaccine heralds a rekindling of economic activity, and investors are likely to monitor how inoculation programs progress in the months ahead. Against a current backdrop of monetary laxity, equity markets may remain sanguine about the near-term economic damage being engendered by the pandemic, but the daunting task of executing on immunization plans suggests that recovery will not be immediate.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Nonetheless, hopes of a concerted economic recovery have fueled a rally in some ‘value’ and laggard areas of stock markets. However, we have little concern for short-term market direction or changes in market leadership. We believe that share prices over time reflect the ability of companies to grow their earnings. What we pay for a stock is a key determinant of investment return, but ‘value’ in the absence of the ability to grow profits on a long-term basis will not prove a rewarding investment in our view. We’re continuing to assess how the pandemic is altering the long-term outlook for a number of sectors, such as technology, travel and retail. We’ve been broadly pleased with the way many of our companies held have adapted to new environments or benefited from the position of market leadership they hold in sectors where long-term growth trends have been accelerated by the pandemic. The last year has seen massive fiscal and monetary stimuli, and at some stage investors may focus on how the world exits from quantitative easing and manages burgeoning national debt; the steepening of the U.S. yield curve is noteworthy. This may not be of immediate concern given the present need for economic support. President-elect Biden will have economic resuscitation high on the list of priorities, though it remains to be seen how much of the Democratic agenda will end up being enacted, given the uncertainty over the control of the Senate. Our investment approach in any case is not based on what happens next in equity markets. A resolute focus on financially strong, leading businesses with an ability to grow earnings over the long term remains the best way, in our view, to deliver superior returns to our investors.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks, as these companies are less established and have more volatile earnings.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Stock Fund with a hypothetical investment of $10,000 in the MSCI World Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Stock Fund on 11/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Stock Fund with a hypothetical investment of $1,000,000 in the MSCI World Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Stock Fund on 11/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	10.26%	11.77%	10.15%
without sales charge	12/29/06	17.00%	13.10%	10.80%
Class C shares
with applicable redemption charge †	12/29/06	15.15%	12.25%	9.95%
without redemption	12/29/06	16.15%	12.25%	9.95%
Class I shares	12/29/06	17.32%	13.41%	11.13%
Class Y shares	7/1/13	17.43%	13.48%	11.20%††
MSCI World Index		14.52%	10.87%	10.19%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Stock Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.66	$10.79	$5.19	$4.92
Ending value (after expenses)	$1,184.00	$1,179.90	$1,185.60	$1,186.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.16	$9.97	$4.80	$4.55
Ending value (after expenses)	$1,018.90	$1,015.10	$1,020.25	$1,020.50

†Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 1.98% for Class C, .95% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2020

Description	Shares	Value ($)
Common Stocks - 98.6%
Australia - 1.8%
CSL	115,300	25,169,043
Canada - 2.1%
Alimentation Couche-Tard, Cl. B	874,700	29,048,904
China - 1.1%
CNOOC	15,260,000	16,006,064
Denmark - 2.1%
Novo Nordisk, Cl. B	436,800	29,378,058
Finland - 1.4%
Kone, Cl. B	235,400	19,745,637
France - 4.2%
L'Oreal	76,600	28,033,025
LVMH	54,100	31,163,075
		59,196,100
Hong Kong - 5.2%
AIA Group	3,621,800	39,694,223
CLP Holdings	1,301,000	12,219,351
Hong Kong & China Gas	4,579,838	7,054,949
Jardine Matheson Holdings	264,500	14,037,015
		73,005,538
Ireland - 1.8%
Experian	714,500	25,204,094
Japan - 10.4%
FANUC	138,100	33,552,744
Keyence	105,328	53,763,689
Shin-Etsu Chemical	201,600	33,088,276
SMC	41,500	26,362,835
		146,767,544
Spain - 2.0%
Industria de Diseno Textil	865,000	28,736,055
Switzerland - 7.1%
Nestle	215,100	23,949,181
Novartis	310,000	28,064,594
Roche Holding	80,300	26,424,996
SGS	7,900	22,506,850
		100,945,621
Taiwan - 3.7%
Taiwan Semiconductor Manufacturing, ADR	537,000	52,099,740
United Kingdom - 5.2%
Compass Group	1,018,000	17,968,622
Linde	126,500	32,437,130

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
United Kingdom - 5.2% (continued)
Reckitt Benckiser Group	267,400		23,470,927
			73,876,679
United States - 50.5%
Adobe	61,300	[a]	29,330,211
Alphabet, Cl. C	21,297	[a]	37,498,480
Amphenol, Cl. A	277,500		36,299,775
Automatic Data Processing	156,300		27,177,444
Booking Holdings	14,410	[a]	29,229,965
Cerner	362,300		27,114,532
Cisco Systems	576,000		24,779,520
Cognizant Technology Solutions, Cl. A	441,200		34,470,956
Colgate-Palmolive	358,100		30,667,684
Edwards Lifesciences	361,500	[a]	30,326,235
EOG Resources	368,073		17,255,262
Fastenal	544,600		26,930,470
Illumina	50,500	[a]	16,265,545
Intuitive Surgical	45,000	[a]	32,672,250
IPG Photonics	78,700	[a]	16,291,687
Johnson & Johnson	186,200		26,939,416
Mastercard, Cl. A	124,000		41,727,240
Microsoft	198,600		42,514,302
NIKE, Cl. B	231,000		31,115,700
Oracle	451,700		26,072,124
Stryker	128,200		29,921,880
Texas Instruments	105,700		17,044,125
The TJX Companies	440,000		27,944,400
The Walt Disney Company	190,400		28,181,104
Waters	106,900	[a]	24,801,869
			712,572,176
Total Common Stocks (cost $600,756,300)			1,391,751,253

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $16,828,237)	0.10	16,828,237	[b]	16,828,237
Total Investments (cost $617,584,537)		99.8%		1,408,579,490
Cash and Receivables (Net)		.2%		3,368,441
Net Assets		100.0%		1,411,947,931

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.3
Pharmaceuticals Biotechnology & Life Sciences	12.5
Technology Hardware & Equipment	9.3
Capital Goods	8.5
Health Care Equipment & Services	8.5
Retailing	6.1
Household & Personal Products	5.8
Semiconductors & Semiconductor Equipment	4.9
Media & Entertainment	4.6
Materials	4.6
Consumer Durables & Apparel	4.4
Commercial & Professional Services	3.4
Insurance	2.8
Energy	2.4
Food & Staples Retailing	2.1
Food, Beverage & Tobacco	1.7
Utilities	1.4
Consumer Services	1.3
Investment Companies	1.2
99.8

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/19($)	Purchases($)†	Sales($)	Value 11/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	39,996,991	224,389,969	(247,558,723)	16,828,237	1.2	159,082
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	43,792	(43,792)	-	-	16,002††
Total	39,996,991	224,433,761	(247,602,515)	16,828,237	1.2	175,084

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	600,756,300	1,391,751,253
Affiliated issuers	16,828,237	16,828,237
Tax reclaim receivable		1,844,849
Receivable for shares of Common Stock subscribed		1,721,675
Receivable for investment securities sold		746,934
Dividends receivable		606,631
Prepaid expenses		59,162
		1,413,558,741
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,019,646
Payable for shares of Common Stock redeemed		290,902
Directors’ fees and expenses payable		26,595
Other accrued expenses		273,667
		1,610,810
Net Assets ($)		1,411,947,931
Composition of Net Assets ($):
Paid-in capital		541,525,654
Total distributable earnings (loss)		870,422,277
Net Assets ($)		1,411,947,931

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	38,828,061	8,113,844	1,026,984,709	338,021,317
Shares Outstanding	1,508,296	328,094	39,206,185	12,921,181
Net Asset Value Per Share ($)	25.74	24.73	26.19	26.16

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $1,317,084 foreign taxes withheld at source):
Unaffiliated issuers	19,329,270
Affiliated issuers	157,313
Interest	16,101
Income from securities lending—Note 1(c)	16,002
Total Income	19,518,686
Expenses:
Management fee—Note 3(a)	11,118,190
Shareholder servicing costs—Note 3(c)	738,483
Directors’ fees and expenses—Note 3(d)	125,924
Professional fees	120,195
Custodian fees—Note 3(c)	91,550
Registration fees	86,155
Distribution fees—Note 3(b)	68,280
Loan commitment fees—Note 2	47,857
Prospectus and shareholders’ reports	26,590
Chief Compliance Officer fees—Note 3(c)	14,124
Interest expense—Note 2	2,878
Miscellaneous	45,958
Total Expenses	12,486,184
Investment Income—Net	7,032,502
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	72,165,188
Net realized gain (loss) on forward foreign currency exchange contracts	143,883
Capital gain distributions from affiliated issuers	1,769
Net Realized Gain (Loss)	72,310,840
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	129,554,238
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(379)
Net Change in Unrealized Appreciation (Depreciation)	129,553,859
Net Realized and Unrealized Gain (Loss) on Investments	201,864,699
Net Increase in Net Assets Resulting from Operations	208,897,201

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2020	2019
Operations ($):
Investment income—net	7,032,502	9,446,577
Net realized gain (loss) on investments	72,310,840	60,668,873
Net change in unrealized appreciation (depreciation) on investments	129,553,859	136,553,675
Net Increase (Decrease) in Net Assets Resulting from Operations	208,897,201	206,669,125
Distributions ($):
Distributions to shareholders:
Class A	(1,732,199)	(1,799,691)
Class C	(505,995)	(640,910)
Class I	(47,741,113)	(51,481,375)
Class Y	(20,130,902)	(22,311,843)
Total Distributions	(70,110,209)	(76,233,819)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,914,008	12,438,564
Class C	728,080	1,796,550
Class I	192,319,417	215,010,563
Class Y	51,753,770	40,324,262
Distributions reinvested:
Class A	1,567,224	1,638,465
Class C	438,484	556,100
Class I	45,792,622	50,175,551
Class Y	11,356,963	12,366,588
Cost of shares redeemed:
Class A	(10,371,478)	(10,710,880)
Class C	(4,832,346)	(3,220,482)
Class I	(288,857,628)	(247,315,145)
Class Y	(146,256,945)	(49,605,893)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(138,447,829)	23,454,243
Total Increase (Decrease) in Net Assets	339,163	153,889,549
Net Assets ($):
Beginning of Period	1,411,608,768	1,257,719,219
End of Period	1,411,947,931	1,411,608,768

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	348,709	582,005
Shares issued for distributions reinvested	68,980	88,902
Shares redeemed	(465,455)	(507,747)
Net Increase (Decrease) in Shares Outstanding	(47,766)	163,160
Class Ca,b
Shares sold	33,765	90,221
Shares issued for distributions reinvested	19,949	31,050
Shares redeemed	(231,461)	(154,777)
Net Increase (Decrease) in Shares Outstanding	(177,747)	(33,506)
Class Ib
Shares sold	8,725,221	10,006,624
Shares issued for distributions reinvested	1,985,803	2,684,620
Shares redeemed	(12,699,259)	(11,616,858)
Net Increase (Decrease) in Shares Outstanding	(1,988,235)	1,074,386
Class Yb
Shares sold	2,423,472	1,901,931
Shares issued for distributions reinvested	493,352	662,732
Shares redeemed	(7,037,762)	(2,290,751)
Net Increase (Decrease) in Shares Outstanding	(4,120,938)	273,912

[a]During the period ended November 30, 2020, 4,098 Class C shares representing $84,772 were automatically converted to 3,951 Class A shares.

[b]During the period ended November 30, 2020, 4,073 Class A shares representing $92,020 were exchanged for 4,008 Class I shares, 436,841 Class Y shares representing $9,954,167 were exchanged for 436,147 Class I shares and 121 Class C shares representing $2,697 were exchanged for 115 Class I shares. During the period ended November 30, 2019, 151,556 Class Y shares representing $3,285,319 were exchanged for 151,333 Class I shares and 1,359 Class A shares representing $29,117 were exchanged for 1,339 Class I shares and 82 Class C shares representing $1,754 were exchanged for 78 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.07	21.08	21.53	17.51	18.66
Investment Operations:
Investment income—net[a]	.06	.10	.11	.11	.11
Net realized and unrealized gain (loss) on investments	3.71	3.17	1.02	4.06	.42
Total from Investment Operations	3.77	3.27	1.13	4.17	.53
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.15)	(.09)	(.19)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)
Total Distributions	(1.10)	(1.28)	(1.58)	(.15)	(1.68)
Net asset value, end of period	25.74	23.07	21.08	21.53	17.51
Total Return (%)[b]	17.00	17.04	5.61	24.04	3.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.21	1.20	1.22	1.22
Ratio of net investment income to average net assets	.27	.46	.52	.60	.63
Portfolio Turnover Rate	4.13	6.62	8.15	6.50	11.79
Net Assets, end of period ($ x 1,000)	38,828	35,891	29,369	25,477	34,844

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.26	20.41	20.89	17.03	18.18
Investment Operations:
Investment (loss)—net[a]	(.10)	(.05)	(.05)	(.02)	(.02)
Net realized and unrealized gain (loss) on investments	3.57	3.06	1.00	3.94	.40
Total from Investment Operations	3.47	3.01	.95	3.92	.38
Distributions:
Dividends from investment income—net	-	-	-	-	(.04)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)
Total Distributions	(1.00)	(1.16)	(1.43)	(.06)	(1.53)
Net asset value, end of period	24.73	22.26	20.41	20.89	17.03
Total Return (%)[b]	16.15	16.12	4.85	23.11	2.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	1.96	1.97	1.99	1.99
Ratio of net investment (loss) to average net assets	(.45)	(.25)	(.22)	(.10)	(.13)
Portfolio Turnover Rate	4.13	6.62	8.15	6.50	11.79
Net Assets, end of period ($ x 1,000)	8,114	11,260	11,008	13,132	13,258

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended November 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.44	21.41	21.83	17.76	18.92
Investment Operations:
Investment income—net[a]	.12	.15	.17	.18	.16
Net realized and unrealized gain (loss) on investments	3.78	3.21	1.04	4.10	.43
Total from Investment Operations	3.90	3.36	1.21	4.28	.59
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.20)	(.15)	(.26)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)
Total Distributions	(1.15)	(1.33)	(1.63)	(.21)	(1.75)
Net asset value, end of period	26.19	23.44	21.41	21.83	17.76
Total Return (%)	17.32	17.32	5.89	24.40	3.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.97	.94	.98	.91
Ratio of net investment income to average net assets	.53	.71	.78	.92	.93
Portfolio Turnover Rate	4.13	6.62	8.15	6.50	11.79
Net Assets, end of period ($ x 1,000)	1,026,985	965,481	858,817	901,556	915,049

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.41	21.38	21.81	17.74	18.90
Investment Operations:
Investment income—net[a]	.14	.17	.18	.19	.17
Net realized and unrealized gain (loss) on investments	3.78	3.20	1.04	4.10	.42
Total from Investment Operations	3.92	3.37	1.22	4.29	.59
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.22)	(.16)	(.26)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)
Total Distributions	(1.17)	(1.34)	(1.65)	(.22)	(1.75)
Net asset value, end of period	26.16	23.41	21.38	21.81	17.74
Total Return (%)	17.43	17.36	5.98	24.47	3.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.89	.89	.90	.89
Ratio of net investment income to average net assets	.62	.80	.85	.99	.95
Portfolio Turnover Rate	4.13	6.62	8.15	6.50	11.79
Net Assets, end of period ($ x 1,000)	338,021	398,977	358,526	355,729	304,547

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 200 million to 250 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

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Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

23

NOTES TO FINANCIAL STATEMENTS (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	1,391,751,253	-	-	1,391,751,253
Investment Companies	16,828,237	-	-	16,828,237

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable

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foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $3,333 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile

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NOTES TO FINANCIAL STATEMENTS (continued)

than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

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Each tax year in the four-year period ended November 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,023,013, undistributed capital gains $68,526,843 and unrealized appreciation $790,872,421.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2020 and November 30, 2019 were as follows: ordinary income $9,789,271 and $9,841,928, and long-term capital gains $60,320,938 and $66,391,891, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2020 was approximately $154,918 with a related weighted average annualized interest rate of 1.86%.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended November 30, 2020, the Distributor retained $3,165 from commissions earned on sales of the fund’s Class A shares, $1,186 and $1,154 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $68,280 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $88,267 and $22,760, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

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The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $19,298 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $91,550 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $14,124 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $961,585, Distribution Plan fees of $4,934, Shareholder Services Plan fees of $9,428, custodian fees of $38,361, Chief Compliance Officer fees of $1,935 and transfer agency fees of $3,403.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended November 30, 2020, amounted to $52,894,919 and $231,873,861, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may

29

NOTES TO FINANCIAL STATEMENTS (continued)

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2020:

Average Market Value ($)
Forward contracts	190,456

At November 30, 2020, the cost of investments for federal income tax purposes was $617,849,216; accordingly, accumulated net unrealized appreciation on investments was $790,730,274, consisting of $800,338,790 gross unrealized appreciation and $9,608,516 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Stock Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 27, 2021

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 99.98% of the ordinary dividends paid during the fiscal year ended November 30, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,789,271 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.0067 per share as a short-term capital gain distribution and $.9938 per share as a long-term capital gain distribution paid on December 31, 2019.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”), an affiliate of the Adviser, provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global large-cap growth funds selected by Broadridge as

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global large-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional global large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board also noted that the fund had a four star rating from Morningstar for the one-, five- and ten-year periods and overall based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were equal to the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in

34

fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Joni Evans (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Burton N. Wallack (70)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

38

Benaree Pratt Wiley (74)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 50

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Stock Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6159AR1120

BNY Mellon International Stock Fund

ANNUAL REPORT November 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through November 30, 2020, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2020, the BNY Mellon International Stock Fund’s Class A shares achieved a total return of 18.67%, Class C shares returned 17.84%, Class I shares returned 19.07% and Class Y shares returned 19.12%.1 In comparison, the fund’s benchmark index, the MSCI EAFE Index (the “Index”), achieved a return of 6.37% for the same period.2

International equities gained ground during the period despite pockets of volatility brought on by the COVID-19 pandemic. The fund outperformed the Index, largely due to effective stock selection within the industrials, information technology and materials sectors. An underweight to financials was also beneficial.

The Fund’s Investment Approach

The fund seeks long-term total returns. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are results of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Central Bank Policy and COVID-19 Influence Markets

Equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial

2

markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum to finish the period.

Stock Selection Buoyed Fund Results

The fund’s positive results compared to the Index stemmed from the success of our security selection. Stock picks within the industrials, information technology and materials sectors were beneficial, as was an underweight to financials. Companies based within Japan and Europe ex-U.K. were particularly additive. In industrials, Japan-based industrial automation equipment company Keyence was among the top contributors to relative results. The company boasts a strong balance sheet, so was able to fare better than many peers during the March 2020 market drawdown. In addition, Keyence has also benefited from market trends favoring increases in industrial automation. Within the information technology sector, semiconductor companies Taiwan Semiconductor Manufacturing and ASML Holding also provided a tailwind to results. Demand for semiconductors increased during the pandemic lockdown, with Taiwan Semiconductor Manufacturing benefiting from strong growth in home computing, mobile 5G, and the ‘Internet of Things’.

Conversely, positioning within the utilities and consumer discretionary sectors detracted from relative returns. The top individual detractors included consumer discretionary company Compass Group. The United Kingdom-based foodservice company’s stock price struggled during the period. The organization provides cafeteria services at office buildings and leisure centers. With these facilities closed due to the pandemic, the demand for Compass Group’s services decreased. However, the company benefits from a strong balance sheet, further bolstered by an equity raising during the period. This has brought them resilience to weather the downturn. Elsewhere in the markets, several energy companies, such as China-based CNOOC, were also among the top detractors. Demand for their oil has been hurt by decreasing commuter travel, industrial activity and other safety measures stemming from the lockdown.

Maintaining a Long-Term Approach

The prospect of a vaccine has raised hopes for a concerted economic recovery. The extent of the eventual emergence from the economic downdraught will depend on how quickly the various pandemic containment measures can be wound down, and the prospect of effective

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

vaccines is a major step in that regard. In the meantime, aggressive monetary and budget-busting fiscal stimuli remain the major weapons against the ongoing downturn. To what extent this continues to propel further equity market rallies remains to be seen. There are concerns as to the longer-lasting impact on economies even in the face of a resolution. The question of massive debt accrual is currently being sidelined. Furlough programs can’t last forever, and the European Central Bank has highlighted that certain parts of the labor market are mismatched in terms of their ability to participate in some of the new growth areas in the economy, with concomitant effects on unemployment levels. As for Brexit, at the time of writing, expectations are rising for a last-minute deal, but such an outcome is not a foregone conclusion.

The financial press is mulling over the likelihood of the ‘value’ trade in equities persisting. We have little interest in style labels, short-term market direction or changes in market leadership. Over time, share prices reflect the ability of companies to grow their earnings and compound wealth. The price paid for a stock is a key determinant of investment return, but ‘value’ without the ability to deliver sustainable growth is not a recipe for delivering long-term returns to our investors. As ever, the research team has been focused on engaging with companies and remains pleased with the way many have adapted to current and future challenges. The shifting economic landscape is creating opportunities and threats, but the attributes of market leadership, financial strength, the ability to adapt, innovate and deliver sustainable earnings growth remain constants in our investment philosophy.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Stock Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon International Stock Fund on 11/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Stock Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon International Stock Fund on 11/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/2020
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	11.83%	10.46%	7.05%
without sales charge	12/29/06	18.67%	11.77%	7.68%
Class C shares
with applicable redemption charge†	12/29/06	16.84%	10.94%	6.88%
without redemption	12/29/06	17.84%	10.94%	6.88%
Class I shares	12/29/06	19.07%	12.14%	8.05%
Class Y shares	7/1/13	19.12%	12.17%	7.95%††
MSCI EAFE Index		6.37%	6.19%	5.85%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.08	$10.77	$5.02	$4.85
Ending value (after expenses)	$1,179.70	$1,175.60	$1,181.60	$1,181.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.56	$9.97	$4.65	$4.50
Ending value (after expenses)	$1,018.50	$1,015.10	$1,020.40	$1,020.55

†Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 1.98% for Class C, .92% for Class I and .89% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2020

Description	Shares		Value ($)
Common Stocks - 97.7%
Australia - 3.1%
Cochlear	431,100		69,751,679
CSL	551,000		120,278,776
			190,030,455
Canada - 3.8%
Alimentation Couche-Tard, Cl. B	3,619,700		120,210,719
Canadian National Railway	1,066,700		111,704,936
			231,915,655
China - 1.1%
CNOOC	64,174,000		67,311,476
Denmark - 7.4%
Chr. Hansen Holding	977,800	[a]	94,737,008
Coloplast, Cl. B	684,800		102,233,851
Novo Nordisk, Cl. B	2,033,000		136,734,416
Novozymes, Cl. B	2,005,512	[b]	114,702,611
			448,407,886
Finland - 2.2%
Kone, Cl. B	1,564,500		131,232,156
France - 9.7%
Air Liquide	642,700		105,528,642
Dassault Systemes	605,200		111,932,583
L'Oreal	358,000		131,015,964
LVMH	256,400		147,693,391
Total	2,042,104		87,266,969
			583,437,549
Germany - 4.0%
adidas	408,200		130,154,082
SAP	902,200		109,749,782
			239,903,864
Hong Kong - 6.5%
AIA Group	14,415,800		157,994,363
CLP Holdings	8,764,500		82,318,602
Hang Lung Properties	40,583,000		100,632,206
Hong Kong & China Gas	33,747,160		51,985,356
			392,930,527
Ireland - 1.8%
Experian	3,003,900		105,963,020
Japan - 28.1%
Daikin Industries	795,100		180,230,283
Daito Trust Construction	771,200		75,642,605
FANUC	598,000		145,289,942
Hoya	978,900		130,426,236

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Japan - 28.1% (continued)
Kao		1,444,100		108,003,188
Keyence		427,280		218,101,065
Makita		2,050,900		106,081,034
MISUMI Group		1,837,800		57,651,293
Murata Manufacturing		1,900,000		166,140,805
Shin-Etsu Chemical		1,011,600		166,032,241
SMC		314,100		199,531,724
Sysmex		1,382,900		144,780,623
				1,697,911,039
Netherlands - 2.4%
ASML Holding		331,990		144,089,793
Portugal - 1.1%
Galp Energia		6,398,300		69,025,727
Spain - 2.4%
Industria de Diseno Textil		4,400,000		146,171,839
Switzerland - 12.2%
Givaudan		25,290		103,080,231
Kuehne + Nagel International		667,600		151,114,520
Nestle		972,500		108,277,909
Novartis		1,497,800		135,597,256
Roche Holding		353,450		116,312,762
SGS		42,000		119,656,671
				734,039,349
Taiwan - 3.9%
Taiwan Semiconductor Manufacturing, ADR		2,400,400	[b]	232,886,808
United Kingdom - 8.0%
Compass Group		3,574,000		63,084,338
Diageo		3,553,000		136,416,440
Intertek Group		978,600		72,041,149
Reckitt Benckiser Group		1,184,100		103,933,899
Smith & Nephew		5,468,000		105,773,027
				481,248,853
Total Common Stocks (cost $3,615,600,748)				5,896,505,996
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $128,302,457)	0.10	128,302,457	[c]	128,302,457

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $605,800)	0.10	605,800	[c]	605,800
Total Investments (cost $3,744,509,005)		99.8%		6,025,414,253
Cash and Receivables (Net)		.2%		9,785,030
Net Assets		100.0%		6,035,199,283

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2020, the value of the fund’s securities on loan was $2,638,463 and the value of the collateral was $2,751,948, consisting of cash collateral of $605,800 and U.S. Government & Agency securities valued at $2,146,148.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	13.6
Materials	9.7
Health Care Equipment & Services	9.2
Pharmaceuticals Biotechnology & Life Sciences	8.4
Technology Hardware & Equipment	6.4
Semiconductors & Semiconductor Equipment	6.2
Household & Personal Products	5.7
Commercial & Professional Services	4.9
Consumer Durables & Apparel	4.6
Transportation	4.4
Food, Beverage & Tobacco	4.1
Energy	3.7
Software & Services	3.7
Real Estate	2.9
Insurance	2.6
Retailing	2.4
Utilities	2.2
Investment Companies	2.1
Food & Staples Retailing	2.0
Consumer Services	1.0
99.8

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/19 ($)	Purchases ($)†	Sales ($)	Value 11/30/20 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	76,224,829	1,169,037,300	(1,116,959,672)	128,302,457	2.1	695,417
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	649,705	15,412,739	(16,062,444)	-	-	24,790†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	623,426	(17,626)	605,800.0		1,440†††
Total	76,874,534	1,185,073,465	(1,133,039,742)	128,908,257	2.1	721,647

† Included reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,638,463)—Note 1(c):
Unaffiliated issuers	3,615,600,748	5,896,505,996
Affiliated issuers	128,908,257	128,908,257
Cash denominated in foreign currency	901,945	900,865
Tax reclaim receivable		10,300,943
Receivable for shares of Common Stock subscribed		6,579,292
Dividends and securities lending income receivable		2,697,007
Prepaid expenses		150,908
		6,046,043,268
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		4,354,391
Payable for shares of Common Stock redeemed		5,505,929
Liability for securities on loan—Note 1(c)		605,800
Directors’ fees and expenses payable		80,976
Other accrued expenses		296,889
		10,843,985
Net Assets ($)		6,035,199,283
Composition of Net Assets ($):
Paid-in capital		3,565,282,302
Total distributable earnings (loss)		2,469,916,981
Net Assets ($)		6,035,199,283

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	59,740,304	14,510,070	3,142,202,939	2,818,745,970
Shares Outstanding	2,480,257	614,040	129,464,502	117,504,803
Net Asset Value Per Share ($)	24.09	23.63	24.27	23.99

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $10,120,134 foreign taxes withheld at source):
Unaffiliated issuers	81,122,563
Affiliated issuers	678,786
Interest	81,826
Income from securities lending—Note 1(c)	26,230
Total Income	81,909,405
Expenses:
Management fee—Note 3(a)	42,251,035
Shareholder servicing costs—Note 3(c)	894,229
Custodian fees—Note 3(c)	557,837
Directors’ fees and expenses—Note 3(d)	485,762
Loan commitment fees—Note 2	191,662
Professional fees	164,536
Registration fees	157,472
Distribution fees—Note 3(b)	103,024
Prospectus and shareholders’ reports	94,862
Chief Compliance Officer fees—Note 3(c)	14,124
Miscellaneous	155,031
Total Expenses	45,069,574
Investment Income—Net	36,839,831
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	152,613,185
Net realized gain (loss) on forward foreign currency exchange contracts	685,283
Capital gain distributions from affiliated issuers	16,631
Net Realized Gain (Loss)	153,315,099
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	762,999,973
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,075)
Net Change in Unrealized Appreciation (Depreciation)	762,996,898
Net Realized and Unrealized Gain (Loss) on Investments	916,311,997
Net Increase in Net Assets Resulting from Operations	953,151,828

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2020	2019
Operations ($):
Investment income—net	36,839,831	46,422,068
Net realized gain (loss) on investments	153,315,099	67,738,658
Net change in unrealized appreciation (depreciation) on investments	762,996,898	586,955,455
Net Increase (Decrease) in Net Assets Resulting from Operations	953,151,828	701,116,181
Distributions ($):
Distributions to shareholders:
Class A	(843,502)	(334,699)
Class C	(225,034)	(63,825)
Class I	(54,554,429)	(31,525,541)
Class Y	(59,572,962)	(29,551,364)
Total Distributions	(115,195,927)	(61,475,429)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	37,389,189	18,146,113
Class C	5,343,190	3,259,426
Class I	1,089,210,403	410,946,141
Class Y	715,078,427	400,508,522
Distributions reinvested:
Class A	744,156	290,947
Class C	194,398	54,300
Class I	49,284,094	28,726,988
Class Y	31,570,827	13,683,020
Cost of shares redeemed:
Class A	(24,165,631)	(12,319,454)
Class C	(5,156,154)	(5,313,447)
Class I	(635,572,103)	(522,451,493)
Class Y	(592,454,958)	(242,070,508)
Increase (Decrease) in Net Assets from Capital Stock Transactions	671,465,838	93,460,555
Total Increase (Decrease) in Net Assets	1,509,421,739	733,101,307
Net Assets ($):
Beginning of Period	4,525,777,544	3,792,676,237
End of Period	6,035,199,283	4,525,777,544

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,806,376	954,147
Shares issued for distributions reinvested	35,318	17,206
Shares redeemed	(1,145,487)	(641,743)
Net Increase (Decrease) in Shares Outstanding	696,207	329,610
Class Ca
Shares sold	259,895	172,340
Shares issued for distributions reinvested	9,347	3,248
Shares redeemed	(243,994)	(274,313)
Net Increase (Decrease) in Shares Outstanding	25,248	(98,725)
Class Ib
Shares sold	52,662,448	21,586,686
Shares issued for distributions reinvested	2,329,343	1,692,810
Shares redeemed	(30,419,643)	(26,993,396)
Net Increase (Decrease) in Shares Outstanding	24,572,148	(3,713,900)
Class Yb
Shares sold	34,748,854	21,445,913
Shares issued for distributions reinvested	1,510,738	815,436
Shares redeemed	(29,359,590)	(12,950,473)
Net Increase (Decrease) in Shares Outstanding	6,900,002	9,310,876

[a]During the period ended November 30, 2020, 425 Class C shares representing $8,538 were automatically converted to 418 Class A shares and during the period ended November 30, 2019, 154 Class C shares representing $2,925 were automatically converted to 152 Class A shares.

[b]During the period ended November 30, 2020, 1,339,701 Class Y shares representing $27,558,864 were exchanged for 1,323,989 Class I shares and 6,813 Class Y shares representing $163,273 were exchanged for 6,784 Class A shares. During the period ended November 30, 2019, 793 Class Y shares representing $16,443 were exchanged for 789 Class A shares and 700,699 Class I shares representing $13,061,012 were exchanged for 708,650 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.76	17.86	18.51	14.77	14.66
Investment Operations:
Investment income—net[a]	.08	.15	.15	.10	.13
Net realized and unrealized gain (loss) on investments	3.72	2.98	(.67)	3.77	.10
Total from Investment Operations	3.80	3.13	(.52)	3.87	.23
Distributions:
Dividends from investment income—net	(.15)	(.15)	(.13)	(.13)	(.12)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-
Total Distributions	(.47)	(.23)	(.13)	(.13)	(.12)
Net asset value, end of period	24.09	20.76	17.86	18.51	14.77
Total Return (%)[b]	18.67	17.81	(2.84)	26.39	1.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.24	1.22	1.26	1.27
Ratio of net investment income to average net assets	.35	.77	.81	.64	.89
Portfolio Turnover Rate	7.20	7.38	7.47	12.49	10.65
Net Assets, end of period ($ x 1,000)	59,740	37,036	25,981	29,414	59,019

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.38	17.53	18.17	14.49	14.37
Investment Operations:
Investment income (loss)—net[a]	(.06)	.02	.01	.02	.02
Net realized and unrealized gain (loss) on investments	3.65	2.92	(.65)	3.66	.10
Total from Investment Operations	3.59	2.94	(.64)	3.68	.12
Distributions:
Dividends from investment income—net	(.02)	(.01)	-	-	-
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-
Total Distributions	(.34)	(.09)	-	-	-
Net asset value, end of period	23.63	20.38	17.53	18.17	14.49
Total Return (%)[b]	17.84	16.96	(3.58)	25.40	.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	1.98	1.96	2.02	2.04
Ratio of net investment income (loss) to average net assets	(.30)	.12	.07	.10	.12
Portfolio Turnover Rate	7.20	7.38	7.47	12.49	10.65
Net Assets, end of period ($ x 1,000)	14,510	12,001	12,050	14,852	13,465

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended November 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.90	17.98	18.64	14.88	14.79
Investment Operations:
Investment income—net[a]	.15	.22	.21	.20	.18
Net realized and unrealized gain (loss) on investments	3.75	2.99	(.67)	3.74	.10
Total from Investment Operations	3.90	3.21	(.46)	3.94	.28
Distributions:
Dividends from investment income—net	(.21)	(.21)	(.20)	(.18)	(.19)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-
Total Distributions	(.53)	(.29)	(.20)	(.18)	(.19)
Net asset value, end of period	24.27	20.90	17.98	18.64	14.88
Total Return (%)	19.07	18.23	(2.53)	26.81	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.93	.94
Ratio of net investment income
to average net assets	.72	1.13	1.11	1.20	1.21
Portfolio Turnover Rate	7.20	7.38	7.47	12.49	10.65
Net Assets, end of period ($ x 1,000)	3,142,203	2,191,801	1,953,256	1,968,366	1,520,360

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.66	17.78	18.43	14.72	14.63
Investment Operations:
Investment income—net[a]	.16	.21	.21	.20	.19
Net realized and unrealized gain (loss) on investments	3.71	2.97	(.66)	3.70	.09
Total from Investment Operations	3.87	3.18	(.45)	3.90	.28
Distributions:
Dividends from investment income—net	(.22)	(.22)	(.20)	(.19)	(.19)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-
Total Distributions	(.54)	(.30)	(.20)	(.19)	(.19)
Net asset value, end of period	23.99	20.66	17.78	18.43	14.72
Total Return (%)	19.12	18.24	(2.48)	26.80	1.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.89	.89	.91	.91
Ratio of net investment income to average net assets	.77	1.12	1.16	1.22	1.27
Portfolio Turnover Rate	7.20	7.38	7.47	12.49	10.65
Net Assets, end of period ($ x 1,000)	2,818,746	2,284,939	1,801,389	2,083,569	1,627,586

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 200 million to 250 million and increasing authorized Class Y shares from 200 million to 250 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (250 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

22

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

23

NOTES TO FINANCIAL STATEMENTS (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	5,896,505,996	-	-	5,896,505,996
Investment Companies	128,908,257	-	-	128,908,257

† See Statement of Investment for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency

24

transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $4,598 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership

25

NOTES TO FINANCIAL STATEMENTS (continued)

controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

26

Each tax year in the four-year period ended November 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $42,203,624, undistributed capital gains $146,157,230 and unrealized appreciation $2,281,556,127.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2020 and November 30, 2019 were as follows: ordinary income $45,914,161 and $45,106,897, and long-term capital gains $69,281,766 and $16,368,532, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended November 30, 2020, the Distributor retained $5,305 from commissions earned on sales of the fund’s Class A shares and $1,219 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $103,024 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $117,569 and $34,341, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $36,665 for transfer agency

28

services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $557,837 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $14,124 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $4,141,512, Distribution Plan fees of $8,775, Shareholder Services Plan fees of $15,167, custodian fees of $180,000, Chief Compliance Officer fees of $1,935 and transfer agency fees of $7,002.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange (“forward contract”) during the period ended November 30, 2020, amounted to $890,039,175 and $346,638,535, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2020 is discussed below.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2020:

Average Market Value ($)
Forward contracts	3,748,708

At November 30, 2020, the cost of investments for federal income tax purposes was $3,744,619,258; accordingly, accumulated net unrealized appreciation on investments was $2,280,794,995, consisting of $2,372,029,741 gross unrealized appreciation and $91,234,746 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 27, 2021

31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2020:

- the total amount of taxes paid to foreign countries was $10,120,134

- the total amount of income sourced from foreign countries was $91,242,697.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2020. For the fiscal year ended November 30, 2020, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $56,034,294 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.3231 per share as a long-term capital gain distribution paid on December 31, 2019.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”), an affiliate of the Adviser, provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international large-cap growth funds selected by Broadridge as

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international large-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional international large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods shown and was in the first quartile of the Performance Group for the three-, four- and five-year periods and in the first quartile of the Performance Universe for all periods except the one-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in nine of the ten calendar years shown. The Board also noted that the fund had a four star rating from Morningstar for the one-, five- and ten-year periods and overall based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were lower than the Expense Group median and slightly lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the

34

Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Joni Evans (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Burton N. Wallack (70)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

38

Benaree Pratt Wiley (74)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 50

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Stock Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6155AR1120

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Alan Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $170,272 in 2019 and $164,706 in 2020.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $33,764 in 2019 and $33,844 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,128 in 2019 and $14,909 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $541 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $700,014 in 2019 and $1,174,149 in 2020.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    January 26, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 26, 2021

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)